UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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Soliciting Material Pursuant to §240.14a-12

Tasty Baking Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TASTY BAKING COMPANY
2801 Hunting Park Avenue
Philadelphia, Pennsylvania 19129

April 7, 2006

Dear Shareholder:

     You are cordially invited to attend the 2006 Annual Meeting of Shareholders of Tasty Baking Company that will be held at The Union League of Philadelphia, 140 South Broad Street, Philadelphia, Pennsylvania 19102, on Thursday, May 11, 2006 at 11:00 a.m. Please note that directions to The Union League are provided on the back cover of the Proxy Statement.

     At the meeting, shareholders will be asked to elect three Class 2 directors to hold office until the Annual Meeting of Shareholders in 2009, to approve the Company’s 2006 Long Term Incentive Plan, to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 30, 2006, and to transact such other business as may properly come before the meeting. The accompanying Notice of Annual Meeting and Proxy Statement describe in more detail the business to be transacted at the Annual Meeting. Also enclosed is a copy of our 2005 Annual Report.

     Your participation in the Annual Meeting of the Company is important, regardless of the number of shares you own. In order to ensure that your shares are represented at the Annual Meeting, whether you plan to attend or not, please complete and return the enclosed proxy card as soon as possible. If you choose to attend the meeting and wish to modify your vote, you may revoke your proxy and vote in person at the meeting.

     The Board of Directors appreciates your time and attention in reviewing the accompanying Proxy Statement. Thank you for your continued interest in Tasty Baking Company. We look forward to seeing you at the meeting.

Sincerely,

James E. Ksansnak	Charles P. Pizzi
Chairman of the Board	President and Chief Executive Officer

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TASTY BAKING COMPANY
2801 Hunting Park Avenue
Philadelphia, Pennsylvania 19129

_____________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 11, 2006

_____________

TO OUR SHAREHOLDERS:

     The Annual Meeting of Shareholders of Tasty Baking Company (the “Company”) will be held at The Union League of Philadelphia, 140 South Broad Street, Philadelphia, Pennsylvania 19102, on Thursday, May 11, 2006 at 11:00 a.m., for the following purposes:

(1)	to elect three Class 2 directors to hold office until the Annual Meeting of Shareholders in 2009, and until their successors are elected and qualified;

(2)	to approve the Company’s 2006 Long Term Incentive Plan;

(3)	to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 30, 2006; and

(4)	to transact any other business that may properly come before the meeting or any adjournment or adjournments thereof.

     Only shareholders of record at the close of business on March 13, 2006, will be entitled to vote at the meeting. If you wish to attend the Annual Meeting of Shareholders, you will need to present your admission ticket at the door. Your admission ticket is printed on the back cover of this proxy statement along with directions to the meeting location.

BY ORDER OF THE BOARD OF DIRECTORS

Christina M. Whitford
Secretary

April 7, 2006
Philadelphia, Pennsylvania

PLEASE SIGN, MARK, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY
IN THE ADDRESSED REPLY ENVELOPE WHICH IS FURNISHED FOR YOUR
CONVENIENCE. THIS ENVELOPE NEEDS NO POSTAGE IF MAILED WITHIN THE
UNITED STATES.

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TASTY BAKING COMPANY
2801 Hunting Park Avenue
Philadelphia, Pennsylvania 19129
215-221-8500

_____________

PROXY STATEMENT FOR THE
ANNUAL MEETING OF SHAREHOLDERS
MAY 11, 2006

____________

INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tasty Baking Company (the “Company”) to be used in voting at the Annual Meeting of Shareholders to be held on Thursday, May 11, 2006 at 11:00 a.m., at The Union League of Philadelphia, 140 South Broad Street, Philadelphia, Pennsylvania 19102, or at any adjournment or adjournments thereof. This Proxy Statement, the Notice of Annual Meeting, the Proxy and the Company’s 2005 Annual Report, which includes the Company’s Form 10-K for the fiscal year ended December 31, 2005, have been mailed on or about April 7, 2006 to each shareholder of record at the close of business on March 13, 2006.

     Please sign, mark and complete the enclosed Proxy and return it in the addressed reply envelope which is furnished for your convenience. If any matters that are not specifically set forth on the Proxy and in this Proxy Statement properly come before the Annual Meeting, the proxies intend to vote on those matters in accordance with their reasonable business judgment.

     A Proxy in the form enclosed, if duly signed, marked, and received in time for voting, will be voted in accordance with the directions of the shareholder. The persons designated as the proxies shall have the discretionary authority to vote cumulatively for the election of directors and to distribute such votes among the nominees standing for election (except as otherwise instructed by a shareholder in the accompanying Proxy) to assure the election of the nominees of the Board of Directors. The giving of a Proxy does not prevent you from voting in person should you so desire. Under Pennsylvania law, a shareholder may revoke a Proxy by giving written notice to the Secretary of the Company at the address of the principal executive offices or in open meeting, but the revocation will not affect any vote previously taken.

     Proxies in the form enclosed are solicited by or on behalf of the Board of Directors. The expense of this solicitation, including the cost of preparing, assembling and mailing the Notice of Annual Meeting, Proxy and Proxy Statement, will be borne by the Company. In addition to the solicitation of proxies by use of the mails, some of the officers and regular employees of the Company, without extra remuneration, may solicit proxies personally, or by telephone or other otherwise. In addition, arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy materials to their principals, and the Company will reimburse them for their expenses in forwarding soliciting materials. In addition, the Company has agreed to engage Georgeson Shareholder Communications, Inc. for $7,500 plus expenses, to assist in soliciting proxies. At the Annual Meeting, in accordance with past practice, shareholders will be requested to approve the minutes of the 2005 Annual Meeting of Shareholders. The approval requested will be for the minutes, and not the underlying actions taken by the shareholders at that meeting.

     In this Proxy Statement, and unless otherwise provided, the term “executive officers” refers to the President and Chief Executive Officer; the Senior Vice President and Chief Financial Officer; the Senior Vice President and Chief Marketing Officer; the Vice President, Route Sales; the Vice President, Direct Sales; and the Chief Information Officer.

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VOTING SECURITIES

     General

     Each holder of record of the Company’s Common Stock, par value $0.50 per share, at the close of business on March 13, 2006, is entitled to one vote per share on matters that come before the meeting, except that cumulative voting rights may be exercised with respect to the election of directors. At the close of business on March 13, 2006, there were outstanding 8,264,626 shares of the Company’s Common Stock entitled to vote at the Annual Meeting.

     Under the Pennsylvania Business Corporation Law of 1988, as amended, and the Company’s By-Laws, the presence, in person or by proxy, of shareholders entitled to cast at least a majority of the votes which all shareholders are entitled to cast on a particular matter constitutes a quorum to take action at a shareholders’ meeting. Shares which are present, or represented by a proxy, will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on a matter (“Abstentions”) or whether a broker with discretionary authority fails to exercise its discretionary authority to vote shares with respect to the matter (“Broker Non-Votes”). The nominees receiving the highest number of votes, up to the number of directors to be elected (three), will be elected. The affirmative vote of at least a majority of the votes cast at the Annual Meeting of Shareholders by all shareholders entitled to vote thereon, is required to adopt any other proposal. For purposes of determining the number of votes cast at the Annual Meeting, only those votes cast “FOR,” “AGAINST” or, in the case of the election of directors, “WITHHOLD,” will be counted in determining whether a proposal is approved or a director is elected. Abstentions and Broker Non-Votes will not be counted as votes cast and, as a consequence, Abstentions and Broker Non-Votes will have no effect on the adoption of a proposal or the election of a director.

     Cumulative Voting

     A shareholder wishing to exercise cumulative voting rights in the election of directors may multiply the number of shares which he or she is entitled to vote by the total number of directors to be elected (three) to determine the total number of votes he or she may cast. The shareholder may then distribute the total number of votes among one or more nominees in the proportion he or she desires. The proxies shall have the discretionary authority to vote cumulatively and to distribute such votes among the nominees so as to assure the election of the nominees of the Board of Directors, except for nominees as to whom a shareholder withholds authority to vote and except where a shareholder has directed that votes be cast cumulatively by specific instructions to the proxies.

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PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of March 13, 2006 by (i) each person who is known by the Company to beneficially own more than five percent of the Company’s Common Stock, (ii) each of the Company’s directors, including nominee directors, (iii) each of the current executive officers named in the Summary Compensation Table, and (iv) all executive officers and directors as a group.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Shares

The TCW Group, Inc. 865 South Figueroa Street Los Angeles, CA 90017	1,019,351	(3)	12.3%
Dalton, Greiner, Hartman, Maher & Co. 565 Fifth Avenue, Suite 2101 New York, NY 10017	759,831	(4)	9.2%
Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	695,287	(5)	8.4%
Philip J. Baur, Jr. 50 Twin Silo Dr. Blue Bell, PA 19422	482,551	(6)	5.8%
Wachovia Bank, N.A. One Wachovia Center Charlotte, NC 28288	432,712	(7)	5.2%
Fred C. Aldridge, Jr.	79,295	(8)	*
Mark G. Conish	2,000	(9)	*
James C. Hellauer	7,500	(10)	*
Ronald J. Kozich	17,250	(11)	*
James E. Ksansnak	40,000	(12)	*
James E. Nevels	9,366	(13)	*
Charles P. Pizzi	239,136	(14)	2.8%
Judith M. von Seldeneck	34,186	(15)	*
David J. West	6,000	(16)	*
Autumn R. Bayles	25,251	(17)	*
David S. Marberger	106,086	(18)	1.3%
Vincent A. Melchiorre	109,106	(19)	1.3%
Christopher J. Rahey	18,018	(20)	*
All Directors, Nominees and Executive Officers as a Group (15 persons)	726,074	(21)	8.4%
* Representing less than 1% of the stock

___________________________________________________________________________

(1)	Unless otherwise indicated, the address for each beneficial owner is c/o Tasty Baking Company, 2801 Hunting Park Avenue, Philadelphia, PA 19129.

(2)	Based on information furnished to the Company by the respective shareholders, or contained in filings made

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with the Securities and Exchange Commission (“SEC”). For purposes of this table, if a person has or shares voting or investment power with respect to any shares, they are considered beneficially owned by that person under rules of the SEC. As a result, in some cases, the same shares are listed opposite more than one name in the table. The table also includes shares which are the subject of stock options granted to certain officers and directors of the Company under stock option plans or grants by the Company to the extent presently exercisable or exercisable within sixty days of March 13, 2006. Those shares are deemed outstanding for the purpose of computing the percentage ownership of those officers and directors individually and in the aggregate.

(3)	Based on a Schedule 13G filed by The TCW Group, Inc. (“TCW”) with the SEC on February 13, 2006. The Schedule 13G discloses that TCW has shared voting power over 672,351 shares and shared investment power over 1,019,351 shares.

(4)	Based on a Schedule 13G filed by Dalton, Greiner, Hartman, Maher & Co. (“Dalton, Greiner”) with the SEC on February 14, 2006. The Schedule 13G discloses that Dalton, Greiner has sole voting power over 740,731 shares and the sole investment power over 759,831 shares.

(5)	Based on a Schedule 13G filed by Dimensional Fund Advisors Inc. (“Dimensional”), an investment advisor, with the SEC on February 6, 2006. The Schedule 13G discloses that Dimensional has sole investment and voting power over all 695,287 shares. Dimensional disclaims beneficial ownership of all 695,287 shares.

(6)	Includes (i) a total of 345,542 shares held in two trusts created under the will of Philip J. Baur, deceased, of which Wachovia Bank, National Association, and Philip J. Baur, Jr. are co-trustees (Mr. Baur shares investment power with the bank (see footnote 7 below) and has sole power to vote all of the shares held in the two trusts); (ii) 87,070 shares held in a trust created by Emma M. Baur, deceased (Mr. Baur is a co-trustee and shares voting and investment power with an individual co-trustee); (iii) 13,000 shares owned by the Philippian Foundation, a charitable foundation of which Mr. Baur is trustee and has sole voting and investment power; (iv) 11,513 shares owned by Mr. Baur’s spouse; (v) 3,551 shares held by Mr. Baur; and (vi) presently exercisable stock options to purchase 21,875 shares (9,375 @ $11.60, 7,500 shares @ $11.50 and 5,000 shares @ $10.78) under the Company’s Directors’ Stock Option Plan and the 2003 Long Term Incentive Plan.

(7)	Based on a Schedule 13G filed by Wachovia Corporation with the SEC on February 13, 2006. The Schedule 13G discloses Wachovia has sole investment power over 100 shares and the shared investment power over 432,612 shares.

(8)	Includes grants to Mr. Aldridge of (i) presently exercisable replacement options to purchase 20,046 shares under the Company’s 1993 Replacement Option Plan (P & J Spin-Off), and (ii) presently exercisable options to purchase 23,875 shares (9,375 shares @ $11.60, 7,500 shares @ $11.50 and 7,000 shares @ $10.78) under the Company’s Directors’ Stock Option Plan and the 2003 Long Term Incentive Plan.

(9)	Includes a grant to Mr. Conish of 2,000 shares of restricted stock under the Company’s 2003 Long Term Incentive Plan on March 24, 2006.

(10)	Includes a grant to Mr. Hellauer of presently exercisable options to purchase 5,000 shares (5,000 shares @ $8.65) under the Company’s 2003 Long Term Incentive Plan.

(11)	Includes a grant to Mr. Kozich of presently exercisable options to purchase 10,000 shares (10,000 shares @$10.78) under the Company’s 2003 Long Term Incentive Plan.

(12)	Includes a grant to Mr. Ksansnak of presently exercisable options to purchase 15,000 shares (15,000 shares @$10.78) under the Company’s 2003 Long Term Incentive Plan.

(13)	Includes a grant to Mr. Nevels of presently exercisable options to purchase 5,000 shares (5,000 shares @ $8.65) under the Company’s 2003 Long Term Incentive Plan. Also includes 241 shares held by the James E. Nevels and Lourene A. Nevels Foundation.

(14)	Includes grants to Mr. Pizzi of (i) restricted stock awards of 30,000 and 40,000 shares under the 2003 Long Term Incentive Plan, granted on October 29, 2004 and March 1, 2006, respectively; and (ii) presently exercisable options to purchase 160,000 shares (25,000 shares @ $11.30, 50,000 shares @ $8.60 and 85,000 shares @ $10.78) under the Company’s 2003 Long Term Incentive Plan. Also includes 136 shares held by Mr. Pizzi in a 401(k) Plan as of March 2, 2006.

(15)	Includes grants to Ms. von Seldeneck of presently exercisable options to purchase a total of 23,875 shares (9,375 shares @ $11.60, 7,500 shares @ $11.50 and 7,000 shares @ $10.78) under the Company’s Directors’ Stock Option Plan and the 2003 Long Term Incentive Plan.

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(16)	Includes a grant to Mr. West of presently exercisable options to purchase 5,000 shares (5,000 shares @ $10.24) under the Company’s 1997 Long Term Incentive Plan.

(17)	Includes grants to Ms. Bayles of (i) presently exercisable options to purchase 5,000 shares (5,000 shares @ $10.78) under the Company’s 2003 Long Term Incentive Plan; (ii) a restricted stock grant of 10,000 shares under the Company’s 2003 Long Term Incentive Plan on October 29, 2004; and (iii) a restricted stock grant of 10,000 shares under the Company’s 1997 Long Term Incentive Plan on March 1, 2006. Also includes 51 shares held by Ms. Bayles in a 401(k) Plan as of March 2, 2006.

(18)	Includes grants to Mr. Marberger of (i) presently exercisable options to purchase a total of 68,500 shares (43,500 shares @ $10.78 and 25,000 shares @ $9.52) under the Company’s 2003 and 1997 Long Term Incentive Plans, respectively; (ii) a restricted stock grant of 15,000 shares under the Company’s 2003 Long Term Incentive Plan on October 29, 2004; and (iii) a restricted stock grant of 20,000 shares under the Company’s 1997 Long Term Incentive Plan on March 1, 2006. Also includes 86 shares held by Mr. Marberger in a 401(k) Plan as of March 2, 2006.

(19)	Includes grants to Mr. Melchiorre of (i) presently exercisable options to purchase a total of 68,500 shares (43,500 shares @ $10.78 and 25,000 shares @ $8.95) under the Company’s 2003 and 1997 Long Term Incentive Plans, respectively; (ii) a restricted stock grant of 15,000 shares under the Company’s 2003 Long Term Incentive Plan on October 29, 2004; and (iii) a restricted stock grant of 20,000 shares under the Company’s 1997 Long Term Incentive Plan on March 1, 2006. Also includes 106 shares held by Mr. Melchiorre in a 401(k) Plan as of March 2, 2006.

(20)	Includes grants to Mr. Rahey of (i) presently exercisable options to purchase 8,000 shares (8,000 shares @ $9.49) under the Company’s 2003 Long Term Incentive Plan; (ii) a restricted stock grant of 5,000 shares under the 2003 Long Term Incentive Plan granted on October 29, 2004; and (iii) a restricted stock grant of 5,000 shares under the Company’s 1997 Long Term Incentive Plan on March 1, 2006. Also includes 18 shares held by Mr. Rahey in a 401(k) Plan as of March 2, 2006.

(21)	Includes a grant to Blake Thompson who resigned as an Executive Officer from the Company, effective December 16, 2005. As of March 13, 2006, Mr. Thompson’s holdings included presently exercisable options to purchase 6,667 shares. Mr. Thompson forfeited such options on March 16, 2006.

DIRECTORS AND EXECUTIVE OFFICERS ─ PROPOSAL NO. 1

     At the Annual Meeting, three persons will be elected to the Board of Directors as Class 2 directors to serve for three years until the Annual Meeting in 2009 and their successors are elected and qualified. The Company’s Articles of Incorporation and By-Laws, as amended, provide for three classes of directors with staggered terms of three years each. The Board of Directors has established the size of the Board at nine directors with three directors in each class. At present, Class 3 directors will hold office until the Annual Meeting in 2007 and Class 1 directors will hold office until the Annual Meeting in 2008, with the members of each class to hold office until their successors are elected and qualified.

     Listed below are the nominees for the Board of Directors, as well as the remaining directors and executive officers of the Company. Messrs. Kozich, Ksansnak and Pizzi have been nominated by the Board of Directors upon the recommendation of the Nominating and Corporate Governance Committee. All three are incumbent directors. Any Proxy not specifically marked will be voted by the named proxies for the election of the nominees named below, except as otherwise instructed by the shareholders, provided that, as set forth above, the proxies have discretionary authority to cumulate their votes. It is not contemplated that any of the nominees will be unable or unwilling to serve as a director, but, if that should occur, the Board of Directors reserves the right to nominate another person.

NOMINEES FOR DIRECTOR ─ CLASS 2 (TERM EXPIRES AT ANNUAL MEETING IN 2009):

     Ronald J. Kozich (age 66) – Mr. Kozich has served as a director of the Company since December 2000. Mr. Kozich retired as a partner from Ernst & Young LLP on September 30, 1999. Prior to his retirement, he was the managing partner of Ernst & Young LLP, Philadelphia. Mr. Kozich is a member of the Board of Directors of CDI Corporation, a professional services company that offers high-value engineering, IT and professional staffing solutions, and the Board of Managers of IPR International, LLC, an outsourced data back up provider.

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     James E. Ksansnak (age 66) – Mr. Ksansnak has served as a director of the Company and Chairman of the Board of Directors since May 2003. Mr. Ksansnak is a director of ARAMARK Corporation and was Vice Chairman of ARAMARK from May 1997 until February 2001. Prior to May 1997, he was Executive Vice President and Chief Financial Officer of ARAMARK. He is also a director of CSS Industries, Inc.

     Charles P. Pizzi (age 55) – Mr. Pizzi has served as a director, President and Chief Executive Officer of the Company since October 2002. Prior to joining the Company, Mr. Pizzi served as President and Chief Executive Officer of the Greater Philadelphia Chamber of Commerce from April 1989 until October 2002. He serves on the Board of Directors for Independence Blue Cross; the Philadelphia Stock Exchange and Federal Bank of Philadelphia; the Board of Trustees for Brandywine Realty Trust; and the Board of Advisors for The Day & Zimmerman Group, Inc.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

DIRECTORS ─ CLASS 3 (TERM EXPIRES AT ANNUAL MEETING IN 2007):

     Mark J. Conish (age 53) – Mr. Conish was appointed to serve as a director of the Company on March 24, 2006. Since December 2004, Mr. Conish has served as Vice President of Global Operations of Church & Dwight Co. Inc., manufacturer of the Arm & Hammer line. From July 1999 to December 2004, Mr. Conish served as Church & Dwight’s Vice President of Operations.

     Judith M. von Seldeneck (age 65) – Ms. von Seldeneck has served as a director of the Company since July 1991. She is the Chairman of Diversified Search, Inc., a generalist executive search firm. Ms. von Seldeneck is also a director of Citizens Bank of Pennsylvania, Teleflex Incorporated, Caron Foundation, the Hyde School and the Greater Philadelphia Chamber of Commerce; and Chair of the National Association of Corporate Directors, Philadelphia Chapter.

     David J. West (age 43) – Mr. West has served as a director of the Company since December 2003. Since January 2005, Mr. West has served as Senior Vice President, Chief Financial Officer of The Hershey Company. From December 2002 to December 2004, Mr. West served as Senior Vice President, Chief Customer Officer of The Hershey Company. From June 2001 to December 2002, Mr. West served as The Hershey Company’s Senior Vice President, Business Planning and Development. Prior to joining The Hershey Company, Mr. West was employed by Kraft Foods Inc. as Senior Vice President, Finance from December 2000 to June 2001, and by Nabisco, Inc. as Senior Vice President and Chief Financial Officer, Biscuit and Snacks Group, from November 1999 to December 2000.

DIRECTORS ─ CLASS 1 (TERM EXPIRES AT ANNUAL MEETING IN 2008):

     Fred C. Aldridge, Jr. (age 72) – Mr. Aldridge has served as a director of the Company since April 1981. He retired as a partner from the Philadelphia law firm of Stradley, Ronon, Stevens & Young, LLP, counsel to the Company, on December 31, 1997. Mr. Aldridge continues to practice law and had previously represented the Company as outside legal counsel. On February 28, 2003, Mr. Aldridge resigned as counsel and no longer provides legal services to the Company. Mr. Aldridge is President of The Grace S. and W. Linton Nelson Foundation, a charitable foundation. Pursuant to the Corporate Governance Guidelines, the Board of Directors waived the retirement guideline for Mr. Aldridge who became 72 years of age prior to the 2005 Annual Meeting of Shareholders.

     James C. Hellauer (age 67) – Mr. Hellauer has served as a director of the Company since May 2005. Since 1999, Mr. Hellauer has served as the Executive Director of The Colmen Group, a consulting company which provides management services to middle market companies. The Colmen Group served as a consultant for Tasty Baking Company for the years 2002 through 2004 during which Mr. Hellauer earned approximately $37,386. Mr. Hellauer is also a director of PMA Capital Corporation, a property and casualty insurance holding company, and East River Bank in Philadelphia, Pennsylvania.

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     James E. Nevels (age 54) – Mr. Nevels has served as a director of the Company since May 2005. Mr. Nevels serves as the Chairman of The Swarthmore Group, an independent registered investment advisor, which he founded in 1991. In December 2001, Mr. Nevels was appointed as Chairman of the Philadelphia School Reform Commission which has been charged with overseeing the turnaround of the Philadelphia School System. He currently serves as a member of the Board of Berea College; the Board of Trustees of Saint Joseph’s University; Member of the Advisory Board of Drexel University, LeBow College of Business, Baiada Center for Entrepreneurship in Technology; the Board of Directors of the Association of Governing Boards of Universities and Colleges; the Board of Visitors of Temple University-Fox School of Business and Management; and the Board of Overseers of the University of Pennsylvania Law School; Member of Council of The Pennsylvania Society; and Member of the Board of Trustees of the Gettysburg Foundation. In 2004, Mr. Nevels was appointed to serve on the Advisory Committee to the Pension Benefit Guaranty Corporation and was appointed by the President of the United States to serve as Chair in 2005. Mr. Nevels is also a Member of the Board, Pro Football Hall of Fame.

EXECUTIVE OFFICERS (Not Also Directors):

     Autumn R. Bayles (age 35) – Ms. Bayles joined the Company as Chief Information Officer on August 1, 2003. Prior to joining the Company, Ms. Bayles was Managing Principal Consultant for IBM Business Consulting Services, a division of IBM, from October 2002 to August 2003; Managing Principal Consultant for PwC Consulting, a division of PricewaterhouseCoopers LLP, from November 2001 to October 2002 when IBM Business Consulting Services acquired PwC Consulting; Director of Consulting at Destiny Websolutions from March 2001 to October 2001; Technology Management Consultant at Safeguard Scientifics, Inc. from March 2000 to March 2001; and various consultant positions, including Staff Consultant, Senior Consultant, Managing Consultant, Senior Management Consultant and Principal Consultant, at PwC Consulting from 1992 to March 2000.

     Robert V. Brown (age 47) – Mr. Brown rejoined the Company in February 2003 and was elected Vice President, Route Sales in August 2003. Prior to joining the Company, Mr. Brown was District Sales Manager for Lance, Inc. from January 2002 to February 2003. Mr. Brown was previously employed by the Company from 1984 to December 2001 and served as Director, Route Sales, from 1993 to 2001.

     David S. Marberger (age 41) – Mr. Marberger was elected Senior Vice President and Chief Financial Officer on February 5, 2003. Prior to joining the Company, Mr. Marberger was employed by Campbell Soup Company as Vice President, Finance, Food and Beverage Division, from September 2001 until February 2003; Vice President, Finance, Away from Home Division, from August 2000 until September 2001; Finance Director, U.S. Soup Division, from August 1999 until August 2000; Worldwide Audit Director from April 1998 until August 1999; and Manager Financial Planning and Analysis, Corporate Development from April 1997 until April 1998.

     Vincent A. Melchiorre (age 45) – Mr. Melchiorre was elected Senior Vice President and Chief Marketing Officer on January 21, 2003. Prior to joining the Company, Mr. Melchiorre was employed by Campbell Soup Company as Vice President, Biscuit Marketing for Pepperidge Farm from May 2000 until January 2003 and Business Director, Red and White Soup, from 1997 until May 2000.

     Christopher J. Rahey (age 51) – Mr. Rahey was elected Vice President, Direct Sales, on May 7, 2004.  Prior to joining the Company, Mr. Rahey was Vice President, Sales, Northeast for Meyer’s Baking Company from May 2002 to May 2004; and Vice President of Sales for George Weston Bakeries from 1995 to 2002.

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DIRECTOR ATTENDANCE AND COMPENSATION

     Attendance

     During the fiscal year ended December 31, 2005, eight meetings of the Board of Directors were held. In addition, an aggregate of 18 meetings of the committees of the Board of Directors were held in that period. During 2005, each incumbent director attended 100% of the regularly scheduled and special meetings of the Board and its committees on which he or she served. While the Company does not have a formal, written attendance policy requiring directors to attend the annual meeting of shareholders, the Board of Directors strongly encourages all directors to attend the annual meeting. All incumbent directors of the Company who were directors as of the meeting date attended the 2005 Annual Meeting of Shareholders.

     Executive Sessions

     The Board of Directors meets at least once annually in an executive session of the independent directors of the Board. Mr. Ksansnak, the independent Chairman of the Board, presides over the executive sessions of the independent directors.

     Compensation

     During fiscal year 2005, the Company paid an annual retainer fee of $15,000 to non-officer directors and an additional retainer fee of $5,000 for the independent Chairman of the Board, $4,000 for the Chair of the Audit Committee, $2,500 for the Chair of the Compensation Committee, $2,500 for the Chair of the Nominating and Corporate Governance Committee, and $2,500 for the Chair of the Strategic Planning Committee. Non-officer directors were paid a fee of $1,000 for each Board and committee meeting attended.

     On August 7, 2003, upon the approval of the Board of Directors, the Compensation Committee awarded stock options to all non-officer directors pursuant to the 2003 Long Term Incentive Plan. Messrs. Aldridge, Baur, Kozich and Ksansnak and Ms. von Seldeneck were awarded 7,000, 5,000, 10,000, 15,000 and 7,000 stock options, respectively, with an exercise price of $10.78 equal to the closing price for the Company’s Common Stock on the date of grant. On December 5, 2003, Mr. West was elected to the Board of Directors, and on February 4, 2004, he was granted 5,000 stock options with an exercise price of $10.32 equal to the closing price for the Company’s Common Stock on the date of grant. On May 12, 2005, Messrs. Hellauer and Nevels were elected to the Board of Directors and on August 1, 2005, they were granted 5,000 stock options with an exercise price of $8.65 equal to the closing price for the Company’s Common Stock on the date of grant. The stock option grants to Ms. von Seldeneck and Messrs. Aldridge, Baur, Hellauer, Kozich, Ksansnak, Nevels and West, when granted, vested in equal one-third increments on the first, second and third anniversaries of the date of grant. In addition, any shares obtained through the exercise of these options may not be sold or transferred, other than for the payment of taxes incurred in the exercise of such options, for a five-year holding period which ends on the fifth anniversary of the date of grant. Upon his appointment to the Board on March 24, 2006, Mr. Conish was granted 2,000 restricted shares of the Company’s Common Stock with a Grant Date of March 24, 2006 that, provided Mr. Conish remains a director, will vest and become nonforfeitable on the fifth anniversary of the Grant Date.

     On December 16, 2005, the Company's Board of Directors and its Compensation Committee approved the acceleration of vesting of all outstanding, unvested stock options previously awarded to the Company's employees, officers (including executive officers) and directors under the Company's 1994, 1997 and 2003 Long Term Incentive Plans. The purpose of this accelerated vesting was to enable the company to avoid recognizing compensation expense associated with these options in future periods as required by Statement of Financial Accounting Standards (SFAS) No. 123R, Share Based Payment, which the Company was required to adopt by January 1, 2006. Of the total number of shares underlying the accelerated stock options, approximately 27,998 were held by directors and 114,394 were held by executive officers. All other terms and conditions applicable to these stock options, including exercise prices and holding period requirements, remained unchanged.

     Non-officer directors who have ceased to be directors and who have reached age 65 with five or more years of service on the Board of Directors are entitled to receive an annual retirement benefit equal to the amount of the annual retainer fee in effect on the date the director ceases to be a director (but not less than $16,000 for directors

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serving on June 30, 1993). This benefit will be paid monthly to the retired director until the earlier of the death of the retired director or for the number of years of credited service of such director as a member of the Board of Directors of the Company.

     The Company has entered into a Trust Agreement with Wachovia Bank, N. A. for the benefit of directors. Under this Trust Agreement the Company is obligated to deposit sufficient funds with the Trustee to enable it to purchase annuity contracts to fund the directors’ retirement benefits in the event of a change in control of the Company.

     Director Independence

     The Board has determined that, except for Charles P. Pizzi, President and Chief Executive Officer of the Company, each of the directors, including those up for re-election at the 2006 Annual Meeting of Shareholders, are independent under the listing standards of the NASDAQ stock market (“NASDAQ Listing Standards”). Accordingly, eight of the nine directors are independent. This determination is based upon the Board’s opinion that none of the independent directors has a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors has a standing Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Strategic Planning Committee consisting of directors who the Board has affirmatively determined are “independent,” except for Mr. Pizzi, as defined in the NASDAQ Listing Standards. Each Committee operates pursuant to a charter approved by the Board of Directors, copies of which are available on the Company’s website at www.tastykake.com, under the “Corporate Info-Corporate Governance” captions, or upon written request directed to the Secretary of the Company at 2801 Hunting Park Avenue, Philadelphia, Pennsylvania 19129.

     The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) under the Securities Exchange Act of 1934, as amended (“Exchange Act”). The Audit Committee has the responsibility to assist the Board of Directors in its oversight of (i) the integrity of the Company’s financial statements; (ii) the independent registered public accounting firm’s qualifications and independence; (iii) the performance of the Company’s internal audit function and independent registered public accounting firm; and (iv) the Company’s compliance with legal and regulatory requirements. The Committee’s duties and responsibilities are outlined in its Charter and include, among other things, (i) the review of the Company’s financial statements and the independent audit process; (ii) the review of critical accounting policies and practices used by the Company; (iii) the effect of any proposed changes in accounting principles or practices upon the Company; (iv) the consideration and review of the Company’s assessment of the effectiveness of its internal accounting controls; and (v) the selection, retention and termination of the Company’s independent registered public accounting firm. In addition, the Committee reviews with management and the Company’s independent registered public accounting firm the financial statements to be included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, including the “Management’s Discussion and Analysis” section thereof, and those matters required by Statement of Auditing Standards (“SAS”) No. 61, as amended by SAS No. 90, Communication with Audit Committees. In addition, pursuant to its Charter, the Committee performs an annual evaluation of its performance and the adequacy of the Committee’s Charter. Ronald J. Kozich is Chairman of the Audit Committee and Fred C. Aldridge, Jr., James C. Hellauer and James E. Ksansnak are members of the Committee. During the fiscal year 2005, Mr. Philip J. Baur, Jr. was a member of the Audit Committee until his retirement from the Board of Directors in May, 2005 after which he was elected a Director Emeritus and no longer sits on any Board committees. The Board of Directors has determined that each member of the Audit Committee is “independent” and financially literate as the Board of Directors has interpreted such qualifications in its business judgment, all as required by the applicable NASDAQ Listing Standards. The Board of Directors has also determined that each member of the Committee is “independent” as defined under Section 301 of the Sarbanes-Oxley Act of 2002, and the regulations thereunder. In addition, the Board of Directors has determined that Ronald J. Kozich is an “audit committee financial expert” as defined by the rules of the SEC and is “independent” as defined in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. During the fiscal year ended December 31, 2005, the

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Audit Committee held nine meetings.

     The Compensation Committee has the responsibility (i) to evaluate, approve and recommend to the Board of Directors the compensation arrangements for the Company’s senior management; (ii) to review and recommend to the Board of Directors the Company’s incentive-compensation plans and equity-based plans; (iii) to review and recommend to the Board of Directors the funding and investment policies, advisors and investment options for the Company’s employee retirement benefit plans; (v) to periodically review the compensation arrangements paid to the Board of Directors; and (vi) to prepare a compensation committee report on executive compensation as required by the SEC to be included in the Company’s proxy statement or annual report on Form 10-K. Judith M. von Seldeneck is Chairperson of the Compensation Committee and Ronald J. Kozich, James E. Ksansnak and James E. Nevels are members of the Committee. During the fiscal year ended December 31, 2005, the Committee held three meetings.

     The Nominating and Corporate Governance Committee has the responsibility (i) to review, consider and make recommendations to the Board concerning the size, function and needs of the Board and its committees; (ii) to recommend to the Board directors to serve on each Board committee; (iii) to develop, recommend and annually assess the Company’s Corporate Governance Guidelines and recommend any modifications to the Board of Directors for approval; (iv) to establish the criteria and qualifications for Board and committee membership; and (v) to identify, consider and recommend to the Board candidates for election as directors to fill vacancies on the Board and for submission annually to shareholders for whom proxies shall be solicited by the Board. Philip J. Baur, Jr. was a member of the Committee until his retirement from the Board of Directors in May 2005, after which he was elected a Director Emeritus and no longer sits on any Board committees. Fred C. Aldridge, Jr. was elected Chairman of the Nominating and Corporate Governance Committee on February 11, 2005. G. Fred DiBona, Jr. was Chairman of the Nominating and Corporate Governance Committee prior to his death on January 11, 2005. James E. Ksansnak, James E. Nevels and David J. West are members of the Committee. During the fiscal year ended December 31, 2005, the Committee held three meetings.

     The Strategic Planning Committee has the responsibility (i) to review and recommend to the Board the strategic planning process, long-range objectives and strategic plan for the Company; (ii) to meet with the Chief Executive Officer and other members of management on at least an annual basis and review management’s strategic planning process and the long-range financial and strategic plan of the Company; and (iii) to review and advise the Board regarding strategic business issues, including acquisitions, mergers, divestitures, financing, capital structure and dividend policy. David J. West is the Chairman and James C. Hellauer, James E. Ksansnak, Charles P. Pizzi and Judith M. von Seldeneck are members of the Committee. During the fiscal year ended December 31, 2005, the Committee held three meetings.

CORPORATE GOVERNANCE

     Code of Business Conduct

     Each of the Company’s directors, officers and employees are required to comply with the Tasty Baking Company Code of Business Conduct adopted by the Company. The Code of Business Conduct sets forth policies covering a broad range of subjects and requires strict adherence to laws and regulations applicable to the Company’s business. The Code of Business Conduct is available on the Company’s website at www.tastykake.com, under the “Corporate Info-Investor Relations-Corporate Governance” captions. A copy of the Company’s Code of Business Conduct may also be obtained, without charge, by any shareholder upon written request directed to the Secretary of the Company at 2801 Hunting Park Avenue, Philadelphia, Pennsylvania 19129. The Company will post to its website any amendments to the Code of Business Conduct, or waiver from the provisions thereof for principal executive officers or directors, under the “Corporate Info-Investor Relations-Corporate Governance” caption.

     Corporate Governance Guidelines

     The Board of Directors has adopted the Tasty Baking Company Corporate Governance Guidelines which outline the responsibilities of the Board of Directors, director selection criteria and procedures, board composition criteria and various policies and procedures designed to ensure effective governance. These Guidelines are reviewed annually by the Nominating and Corporate Governance Committee to determine effective compliance and

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implementation and may be revised from time to time. The Corporate Governance Guidelines are available on the Company’s website at www.tastykake.com, under the “Corporate Info-Investor Relations-Corporate Governance” captions, or upon written request directed to the Secretary of the Company at 2801 Hunting Park Avenue, Philadelphia, Pennsylvania 19129.

     Nomination Process and Qualifications for Director Nominees

     The Nominating and Corporate Governance Committee has established certain procedures and criteria for the selection of nominees for election to the Board of Directors. The Committee determines, and reviews with the Board on an annual basis, the desired skills and characteristics for directors as well as the composition of the Board as a whole. Nominees should satisfy at a minimum the following criteria in order to qualify for consideration to serve on the Board of Directors: possess the highest personal and professional ethics, integrity and judgment; have the ability and willingness to commit the necessary time and energy to prepare for, attend and participate in the meetings of the Board and one or more of its standing committees; have relevant background and experience that complement the background and experience of the other directors; have a proven record of competence and accomplishment through demonstrated leadership in a profession, business, education or government service as a director, chief executive officer or senior management executive, including financial, accounting, legal, sales, marketing, supply chain and other relevant experience, that will enhance the perspective and effectiveness of the Board, including perspectives resulting from diversity in the experience and background of such nominee; be a shareholder or be willing to become a shareholder of the Company; and have the willingness and ability to represent the interests of all shareholders rather than any special interest or constituency while keeping in perspective the interests of the Company’s employees, customers, local communities and other constituencies.

     If nominations are required for election at an annual meeting of shareholders, the Committee will first consider the nomination of the current directors whose terms are expiring, including their past performance on the Board along with the criteria set forth above, in determining whether to nominate them for re-election. In connection with nominations for elections at annual meetings of shareholders or to fill vacancies in the Board at special or annual meetings of shareholders, the Committee may solicit the current members of the Board for the names of potentially qualified candidates. In addition, the Committee may ask the directors to pursue their own business contacts for the names of potentially qualified candidates. The Committee may retain director search firms as it determines necessary in its own discretion.

     The Committee will also consider director candidates recommended by shareholders in the same manner in which the Committee would evaluate director nominees recommended through the process described above; provided that the following requirements are met: the shareholder provides documentation evidencing his or her ownership interest in the Company; the recommended individual meets the criteria set forth above, the shareholder nomination provides at a minimum comprehensive written information relating to the recommended individual’s business experience and background, including but not limited to, his or her complete name, age, address, principal occupation, directorships, positions and offices held, name and principal business of any corporation or other organization in which such positions were held; affiliation with the Company; family relationships with any director, executive officer or other nominee, and any arrangements or understandings between him or her and any other person pursuant to which he or she was recommended as a nominee for director; additional written information regarding any legal proceedings in the preceding five years in which the recommended individual was involved as required in Regulation S-K, Item 401(f); and a written consent executed by the recommended individual stating that he or she desires to be considered as a nominee and, if elected, that he or she will serve as a director. All shareholder nominations to be considered by the Committee must be received by the Secretary of the Company between 90 and 120 days prior to the first anniversary of the mailing date of the prior year’s proxy statement for the Company’s annual meeting of shareholders.  In the event that no annual meeting was held in the previous year or the date of the annual meeting of shareholders is moved by more than 30 days from the anniversary date of the preceding annual meeting, then notice must be given not later than the close of business on the 10th day following the date on which public announcement of the date of such annual meeting is first made by the Company. In no event shall the adjournment of an annual meeting commence a new time period for the giving of shareholders’ notice as described above.

     The Committee will consider the director candidates derived from the foregoing process and make its recommendations to the full Board of Directors for approval.

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     Communicating with Directors

     Shareholders who wish to communicate with the Board of Directors, the non-management directors or an individual director may do so by sending a letter to the Secretary of the Company at 2801 Hunting Park Avenue, Philadelphia, Pennsylvania 19129. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication.” The Secretary has been authorized to screen commercial solicitations and materials which pose security risks, are unrelated to the business or governance of the Company, or are otherwise inappropriate. All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all or individual members of the Board. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

COMPENSATION OF EXECUTIVE OFFICERS

     The following table discloses compensation received for each of the three fiscal years ended December 31, 2005, December 25, 2004, and December 27, 2003 by (i) the Company’s Chief Executive Officer, (ii) the four other most highly paid executive officers of the Company who were serving as executive officers as of December 31, 2005, and (iii) a former executive officer who would have been included in (ii) above but for the fact that he was not serving as an executive officer of the Company as of December 31, 2005.

SUMMARY COMPENSATION TABLE

	Annual Compensation			Long-Term Compensation Awards

Name and Principal Position	Year	Salary	Bonus	Stock Options (1)	Restricted Stock Awards (2)	All Other Compensation (3)

C. P. Pizzi President & CEO	2005 2004 2003	$ 451,684 426,198 400,036	$ 128,766 —	— — 85,000	— $ 240,000	$ 221,290 64,149 15,614

V. A. Melchiorre (4) Senior Vice President & CMO	2005 2004 2003	$ 250,852 239,555 207,307	$ 53,859 —	— — 68,500	— $ 120,000	$ 12,402 4,347 132,928

D.S. Marberger (4) Senior Vice President & CFO	2005 2004 2003	$ 250,852 239,252 203,322	$ 53,859 —	— — 68,500	— $ 120,000	$ 8,234 3,225 1,607

B. W. Thompson (4) Former Senior Vice President, Supply Chain	2005 2004 2003	$ 231,318 199,080	— — —	— 20,000	— $ 120,000	$ 20,525 88,440

A. R. Bayles (4) Chief Information Officer	2005 2004 2003	$ 172,640 164,054 65,321	$ 31,013 —	— — 5,000	— $ 80,000	$ 8,661 2,364 2,268

C. J. Rahey (4) Vice President, Direct Sales	2005 2004 2003	$ 153,140 95,205	$ 18,489 —	— 8,000	— — —	$ 10,009 850

(1)	As an inducement to join the Company, Messrs. Pizzi, Marberger, Melchiorre, Thompson and Rahey were awarded options to purchase 25,000, 25,000, 25,000, 20,000 and 5,000 shares of Common Stock, respectively, upon their first date of employment with the Company with an exercise price equal to the closing price of the Company Common Stock on such date. The first date of employment for Messrs. Pizzi, Marberger, Melchiorre, Thompson and Rahey was October 7, 2002, February 3, 2003, January 21, 2003, February 16, 2004 and May

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10, 2004, respectively. On August 7, 2003, the Compensation Committee awarded Messrs. Pizzi, Marberger and Melchiorre and Ms. Bayles options to purchase 85,000, 43,500, 43,500 and 5,000 shares of Common Stock, respectively, with an exercise price equal to the closing price of the Company’s Common Stock on the date of grant. The option grants awarded prior to August 7, 2003 vest in equal one-fifth increments on the date of grant and each anniversary of the date of grant thereafter. The option grants awarded on or after August 7, 2003 vest in equal one-third increments on the first, second and third anniversaries of the date of grant. In addition, any shares obtained through the exercise of those options awarded on or after August 7, 2003 may not be sold or transferred, other than for the payment of taxes incurred in the exercise of such options, for a five-year holding period which ends on the fifth anniversary of the date of grant.

(2)	On October 29, 2004, Messrs. Pizzi, Marberger, Melchiorre and Thompson and Ms. Bayles were granted 30,000, 15,000, 15,000, 15,000 and 10,000 shares of restricted stock pursuant to the 2003 Long Term Incentive Plan, respectively. Mr. Thompson resigned as an executive officer from the Company, effective December 16, 2005, and his restricted stock award was forfeited. In connection with an amendment to these agreements in March 2006, the October 2004 grants will vest on the fifth anniversary of the date of grant, subject to an acceleration provision. The remaining executive officers will receive dividends on the restricted stock during the vesting period. In the event the closing price of the Company’s Common Stock equals or exceeds $14.00 per share for ten consecutive trading days during the normal vesting period, then any unvested shares will immediately vest upon the later of (i) the third anniversary of the date of grant or (ii) the tenth consecutive trading day during which the Company’s Common Stock equals or exceeds $14.00 per share. As of the end of fiscal year 2005, Mr. Pizzi owned 30,000 shares of restricted stock that were valued at $225,000; Mr. Marberger owned 15,000 shares of restricted stock that were valued at $112,500; Mr. Melchiorre owned 15,000 shares of restricted stock that were valued at $112,500; Ms. Bayles owned 10,000 shares of restricted stock that were valued at $75,000 and Mr. Rahey owned 5,000 shares of restricted stock that were valued at $37,500.

(3)	For fiscal 2005, includes 401(k) and retirement plan contributions on behalf of Messrs. Pizzi, Marberger, Melchiorre, Thompson and Rahey and Ms. Bayles in the amounts of $13,798, $5,546, $7,744, $5,688, $5,967 and $5,387, respectively. For fiscal 2005, includes Mr. Pizzi’s retirement benefits under a Supplemental Executive Retirement Plan (the “SERP”) to which the company credited $172,897 of contributions and $17,206 in interest (the SERP is described in greater detail under “Pension Plan” below). Also for fiscal 2005, includes restricted stock dividend payments to Messrs. Pizzi, Marberger, Melchiorre and Rahey and Ms. Bayles in the amounts of $1,500, $750, $750, $250 and $500, respectively, and reimbursements for Company car usage for Messrs. Pizzi, Marberger, Melchiorre, Thompson and Rahey in the amounts of $825, $1,940, $3,910, $3,868 and $2,668. Also includes for fiscal 2005, $5,154 paid to Mr. Pizzi for payment of life insurance, and vested and unused vacation reimbursement for Mr. Thompson in the amount of $10,968 in connection with his resignation in December 2005. For fiscal 2004, includes Mr. Pizzi’s retirement benefits under the SERP to which the company credited $42,902 of contributions and $2,820 in interest. Also for fiscal 2004, includes contributions made for Messrs. Pizzi, Marberger, Melchiorre and Thompson and Ms. Bayles in the amounts of $600 each under the Company’s Thrift Plan and term life insurance premiums paid on behalf of each executive. Mr. Pizzi received an imputed value of $5,090 for term life insurance premiums for fiscal 2004. In addition, this amount includes $128,911 for costs relating to Mr. Melchiorre’s relocation in 2003 and $85,306 for costs relating to Mr. Thompson’s relocation in 2004.

(4)	Messrs. Melchiorre, Marberger and Thompson and Ms. Bayles joined the Company on January 21, 2003, February 6, 2003, February 16, 2004, and August 1, 2003, respectively. Mr. Thompson resigned as an executive officer from the Company, effective December 16, 2005. Mr. Rahey joined the Company on May 10, 2004.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     There were no options to purchase shares of the Company’s Common Stock granted to the named executive officers during the fiscal year ended December 31, 2005.

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AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

     The following table provides information on option exercises in fiscal 2005 by the named executive officers and the value of such officers’ unexercised options on December 31, 2005.

			Number of Unexercised Options at Fiscal-Year End			Value of Unexercised in-the-Money Options at Fiscal Year-End (1)

Executive	No. of Options Exercised	Value Realized	Total	Exercisable	Unexercisable	Total	Exercisable	Unexercisable

C.P. Pizzi	—	—	160,000	160,000	—	$—	$—	$—
D.S. Marberger	—	—	68,500	68,500	—	—	—	—
V.A. Melchiorre	—	—	68,500	68,500	—	—	—	—
B.W. Thompson	—	—	6,667	6,667	—	—	—	—
A.R Bayles	—	—	5,000	5,000	—	—	—	—
C.J. Rahey	—	—	8,000	8,000	—	—	—	—

(1)	These columns represent the difference on December 30, 2005, between the market price of the Company’s Common Stock ($7.45) and the option exercise price. All stock options had an exercise price greater than the market price at the end of fiscal 2005 and, therefore, the stock options had no value for purposes of this table.

PENSION PLAN

     The following table shows the approximate annual retirement benefits which will be payable under the Company’s Pension Plan (“DB Plan”) for an employee retiring in 2005 at the normal retirement age of 65 for the specified years of service and levels of average remuneration. The amounts listed in this table do not include Social Security benefits to which executive officers may be entitled.

Final Average Remuneration	15 Years of Service

$125,000	$19,058
150,000	23,558
175,000	28,058
200,000	32,558

     On December 10, 2004, the Company amended its DB Plan to freeze benefit accruals effective March 26, 2005. Participants will be credited for service after March 26, 2005, solely for vesting purposes pursuant to the terms of the DB Plan. Each vested participant will receive their total pension benefit accrued through March 26, 2005, upon retirement from the Company in accordance with the terms of the DB Plan. Annual amounts which were contributed to the DB Plan by the Company during the year are computed on an aggregate actuarial basis and are not individually allocated. While the remuneration covered by the DB Plan included salaries and bonuses paid to plan participants as reflected in the Summary Compensation Table for payments through March 26, 2005 (see pp. 12-13), the covered remuneration is subject to the maximum compensation limit permitted by the Internal Revenue Code of 1986, as amended (the “Code”), which was $205,000 in the last full plan year of 2004. Benefits under the DB Plan are calculated as a percentage of the average of the 60 highest consecutive calendar months of compensation paid by the Company during the last 120 calendar months of employment, which percentage depends on the employee’s total number of years of service. Benefits under the DB Plan are coordinated with Social Security and are presently restricted under federal tax law to a maximum of $175,000 per year. Messrs. Pizzi, Marberger, Melchiorre and Rahey and Ms. Bayles have approximately 2¼, 2, 2, 1 and 1½ years of credited service under the DB Plan, respectively, but they have not earned further years of credited service for their service with the Company after March 26, 2005, except for vesting purposes.

     The Company merged the Tasty Baking Oxford, Inc. 401(k) Savings Plan (“Oxford Plan”) into the

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Tasty Baking Company 401(k) Thrift Plan (the “Thrift Plan”) and renamed the Thrift Plan the “Tasty Baking Company 401(k) and Company Funded Retirement Plan” (“Retirement Plan”), effective March 26, 2005. All assets of the Oxford Plan were transferred immediately after the effective date of the merger to the Retirement Plan which is administered by the Vanguard Group. In the Retirement Plan, all participants will receive a Company matching contribution in cash equal to 50% of the first 4% of eligible plan compensation contributed to the Retirement Plan. In the Retirement Plan, the waiting period for participation has been eliminated. Participants may self-direct the investment of their accounts under the Retirement Plan in a broad array of investment choices, including new target retirement date investment options.

     In addition, effective March 27, 2005, the Company adopted a new feature within the Retirement Plan which is a defined contribution benefit that is intended to replace the benefits provided in the Company’s DB Plan. For this new benefit, the Company will make weekly retirement contributions for all eligible employees. These contributions are based on employees’ point values which are the sum of age and years of service as of January 1 each year. All employees will receive contributions that range from 2% to 5% of eligible compensation relative to their point totals. Employees of the Company on March 27, 2005, who have 20 years of service or 10 years of service and 60 points on March 27, 2005, receive additional weekly “grandfathered” contributions of between 1.5% and 3.5% of eligible plan compensation. The “grandfathered” contribution amount will remain constant until retirement or separation of service. These “grandfathered” contributions are being made to compensate older employees for the shorter earnings period that their accounts will have to appreciate in value.

     Until March 27, 2005, the Thrift Plan permitted participants to make contributions to the Plan on a pre-tax salary reduction basis in accordance with the provision of Section 401(k) of the Internal Revenue Code. After six months of employment, the company matched 100% of participants’ contributions up to a specified limit. The Thrift Plan was administered under a Section 401(k) prototype plan sponsored by Mellon HR & IS Solutions. Under the Thrift Plan, the Company’s contributions were invested in Tasty Baking Company common stock, and participants were able to choose from a selection of guaranteed and mutual fund options offered by Dreyfus for investment of their contributions. The Company also maintained the Oxford Plan for the employees who work for its Oxford subsidiary. The Oxford Plan was also administered by Mellon HR & IS Solutions and was similar to the Thrift Plan except that the Company matching contributions were contributed in cash.

     The retirement benefits which the Company is obligated to pay to Mr. Pizzi are defined in his Employment Agreement and a separate Supplemental Executive Retirement Plan (“SERP”) Agreement dated as of October 7, 2002. On August 19, 2004, the Board of Directors amended and restated the SERP Agreement with Mr. Pizzi to convert his benefits from a defined benefit to a defined contribution benefit to be consistent with the Company’s cessation of accrual of benefits for all participants under the Company’s DB Plan effective as of March 26, 2005. Prior to this amendment, the SERP Agreement provided a minimum retirement benefit of $157,000 annually at the normal retirement age of 62, subject to adjustment for salary increases and early retirement. Under Mr. Pizzi’s amended and restated SERP Agreement, he is entitled to amounts accumulated in an unfunded notional account established by the Company on his behalf. Effective as of September 30, 2004, the Company credited an initial amount equal to $172,500 to such account. Thereafter, the Company credits a contribution to such account at the end of each month of an amount equal to 39% of the base salary and bonus paid to Mr. Pizzi in such month. Interest is credited to the account on a monthly basis equal to the product of (i) one twelfth of the interest crediting rate for the calendar year and (ii) the account balance at the beginning of the month. The interest crediting rate for the calendar year is the Moody’s Aa rate for corporate bonds as of the last business day preceding the beginning of the calendar year. In fiscal 2004 and 2005, the Company credited $42,902 and $192,897 of contributions and $2,820 and $17,206 of interest, respectively, to the accounts. Mr. Pizzi is immediately and fully vested in all amounts credited to such account on his behalf, unless he is terminated by the Company for gross or willful misconduct or in the event of his death while unmarried.

     Mr. Pizzi will be entitled to the payment of benefits from the SERP account on the first day of the month immediately following death, permanent disability or retirement on or after age 57. Payment of benefits is deferred until age 57 if Mr. Pizzi terminates employment before age 57 (for reasons other than disability or permanent disability). Benefits will be paid to Mr. Pizzi in a lump sum equal to the account balance as of the end of the month preceding payment to him. In the event of a change of control, Mr. Pizzi is guaranteed three additional annual contribution credits; provided, however, that this guarantee is reduced for each year after a change in control that he remains employed and receives such credits. In no event is the guarantee of the additional contribution credits

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applicable for any years after the calendar year in which he attains age 62. Amounts deferred under the SERP for Mr. Pizzi after December 31, 2004, will be subject to the distribution restrictions of Section 409A of the Code.

Employment, Change of Control and Termination Arrangements for Executives

     Mr. Pizzi. On August 14, 2002, the Company and Mr. Pizzi entered into an Employment Agreement (the “Agreement”) under the terms of which Mr. Pizzi was hired to serve as Chief Executive Officer and President for a period of two years commencing October 7, 2002. The Agreement was subsequently amended on January 19, 2004 with regard to the change of control benefits provided thereunder, and on August 19, 2004, to extend the initial term by an additional year. His Agreement will be automatically renewed for additional one year periods if not terminated by either Mr. Pizzi or the Company on at least 90 days notice prior to the end of the then current term. Pursuant to the Agreement, Mr. Pizzi receives a base salary of not less than $400,000 per year, is entitled to participate in the Annual Incentive Program (“AIP”) providing cash bonuses to executive officers, and received 4,000 shares of Common Stock which became fully vested upon commencement of his employment and options to purchase 25,000 shares of Common Stock in accordance with the provisions of the Company’s Long Term Incentive Plans. The Company also pays the premiums on a term life insurance policy for the benefit of Mr. Pizzi’s heirs. The amount of the life insurance coverage was originally $1,000,000 and was increased to $2,000,000 as a result of the August 19, 2004 amendment. Other perquisites and benefits are provided to Mr. Pizzi commensurate with his position as President and Chief Executive Officer.

     Subject to the requirements of Section 409A of the Code, in the event that Mr. Pizzi’s employment is terminated under any of the circumstances described below, he will be entitled to receive certain continuing compensation benefits from the Company: (i) termination by the Company without cause, (ii) if the Company elects not to renew Mr. Pizzi’s Agreement, (iii) if Mr. Pizzi terminates employment for “good reason,” (iv) if Mr. Pizzi terminates employment after a change of control, or (v) if the Company terminates Mr. Pizzi’s employment (other than for cause) within 18 months after a change of control. The compensation benefits which Mr. Pizzi will be entitled to receive (other than in connection with a change of control) include: (a) two times his annual base salary payable over 24 months, (b) a cash bonus, payable each year during the two years following termination, equal to one-half of his average historical annual cash bonus multiplied by the percentage derived by dividing the aggregate bonuses awarded to all senior executives in each of such two years by the average annual cash bonuses received by such senior executives in the prior five fiscal years, and (c) acceleration of the vesting of all outstanding stock options. The compensation benefits which Mr. Pizzi will be entitled to receive as a result of termination of his employment in connection with a change of control include: (a) three times his annual base salary payable over 36 months, (b) a cash bonus, payable each year during the three years following termination, equal to his average historical annual cash bonus multiplied by the percentage derived by dividing the aggregate bonuses awarded to all senior executives in each of such three years by the average annual cash bonuses received by such senior executives in the prior five fiscal years, (c) medical and life insurance benefits for a period of 36 months after termination, subject to satisfying the insurability criteria of the applicable plan, and (d) acceleration of the vesting of all outstanding stock options, subject to any applicable shareholder approval requirement. Mr. Pizzi will be entitled to receive these benefits without any obligation to mitigate damages by seeking other employment; however, payment of such benefits is conditioned upon Mr. Pizzi’s signing a general release in favor of the Company.

     Subject to the requirements of Section 409A of the Code, Mr. Pizzi will have the right to receive these benefits in the event of a change of control of the Company if he elects to leave the employment of the Company during the period beginning six months after the change of control and ending 18 months after the change of control or if the Company elects to terminate his employment (other than for cause) at any time within 18 months after the change of control. The Company is then obligated to make a gross up payment to Mr. Pizzi in the event that the payments to him upon a change of control constitute “parachute payments” within the meaning of Section 280G of the Code, which are subject to the excise tax imposed by Section 4999 of the Code; provided that the Company shall not be obligated to make the gross up payment unless the after-tax value of the payment to Mr. Pizzi is at least $25,000. In no event shall the aggregate amount of the compensation benefits payable to Mr. Pizzi and all other senior executives of the Company as a result of a change of control exceed three percent (3%) of the total transaction value for such change of control. In the event the aggregate amount of compensation benefits payable on a change of control would exceed such limit, the amount of benefits payable to each of Mr. Pizzi and the other senior executives will be proportionally reduced.

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     For purposes of the Agreement, “good reason” means (i) any material change in the authority, duties and responsibilities of Mr. Pizzi which is inconsistent with those of President and Chief Executive Officer of the Company, (ii) relocation of his principal place of employment to a place (other than the Company’s Oxford facility) outside of a radius of 30 miles from the Company’s Hunting Park Avenue facility, (iii) the Company’s continued failure to perform its duties under the Agreement after applicable notice and cure periods have expired, (iv) a material reduction in the indemnification provided by the Company which is not applicable to all directors and officers, or (v) Mr. Pizzi ceasing to be a member of the Board of Directors, other than as a result of his resignation, death, disability or termination by the Company with cause. Alternatives (iv) and (v) were added by the August 19, 2004 amendment to Mr. Pizzi’s Employment Agreement.

     Messrs. Marberger and Melchiorre. The Company entered into change of control agreements with Messrs. Marberger and Melchiorre on January 19, 2004. Pursuant to these agreements, in the event that the executive’s employment is terminated (i) by the Company (other than for cause) within one year following a change of control, (ii) by the executive for “good reason” within one year following a change of control, or (iii) by the executive at his election at the end of the 13th month following a change of control, the executive will be entitled to receive certain continuing compensation benefits from the Company. For purposes of these agreements, “good reason” means any material change in the authority, duties and responsibilities of the executive so as to be inconsistent with his background, training and experience, or the Company’s continued failure to perform its duties under the agreement in any material respect, which failure has not been cured within 20 days after written notice has been given by the executive to the Company.

     The compensation benefits which the executive will be entitled to receive as a result of a termination of employment in connection with a change of control as provided under the agreements include: (i) two times his annual base salary payable over 24 months, (ii) a cash bonus, payable each year during the two years following termination, equal to his average historical annual cash bonus multiplied by the percentage derived by dividing the aggregate bonuses awarded to all senior executives in each of such two years by the average annual cash bonuses received by such senior executives in the prior five fiscal years, (iii) medical and life insurance benefits for a period of 24 months after termination, subject to satisfying the insurability criteria of the applicable plan, and (iv) acceleration of the vesting of all outstanding stock options, subject to any applicable shareholder approval requirement. The executives will be entitled to receive these benefits without any obligation to mitigate damages by seeking other employment. Payment of the benefits is subject to the requirements of Section 409A of the Code and is conditioned upon the executive’s signing a general release in favor of the Company.

     The aggregate amount of the benefits payable to any executive under the agreements is subject to certain limitations. The Company will not be obligated to make payments to any executive to the extent that the aggregate amount of benefits payable to that executive upon a change of control exceed the “parachute payment” limitations under Section 280G of the Code. In addition, in no event shall the aggregate amount of the compensation benefits payable to Mr. Pizzi and all other senior executives of the Company as a result of a change of control exceed three percent (3%) of the total transaction value for such change of control. In the event the aggregate amount of compensation benefits payable on a change of control would exceed such limit, the amount of benefits payable to each of Mr. Pizzi and the other senior executives will be proportionally reduced.

     The agreements remain in effect until the executive’s death, disability, normal or early retirement, termination for cause, or voluntary termination of employment other than in connection with a change in control. The agreements expressly provide that they do not constitute contracts for future employment and that the executive’s employment shall continue to be at-will, as defined by applicable law.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

Compensation Policies Applicable To Executive Officers

     The purpose of the Company’s executive compensation program is to attract, retain and motivate qualified executives to manage the business of the Company so as to maximize profits and shareholder value. Total executive compensation is made up principally of the executive’s annual base salary, a cash bonus which may be awarded under the Company’s Annual Incentive Program (“AIP”), awards of stock or stock options under the Company’s

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1997 Long Term Incentive Plan, and awards of stock options, stock appreciation rights, stock or performance shares under the 2003 Long Term Incentive Plan. The Committee reviews the Company’s compensation strategy annually, including the allocation of pay between fixed compensation elements and incentive compensation and the design of incentive compensation programs. The Company's Compensation Committee (the “Committee”) annually reviews and approves executive compensation, including changes in base salary, cash bonuses and awards of long term incentives pursuant to the plans described above, which compensation is subject to ratification by the Board.

     Consistent with this purpose, it is the policy of the Committee, in approving the total annual compensation of executive officers of the Company, to consider the overall performance of the Company, the performance of the functional area of the Company (e.g. sales, manufacturing) for which the executive has responsibility, and the individual contribution and performance of the executive. The overall performance of the Company and the performance of the functional area for which the executive has responsibility are significant factors in determining total compensation although they are not necessarily determinative. The Company’s total compensation program focuses on the Company’s Strategic Transformation Plan, specific corporate performance measures and corporate goals which are expected to result in long-term growth and shareholder value. The corporate performance measures which the Committee may consider include net sales and earnings growth, as compared with prior years, with the Annual Operating Plan, and with the Company’s competitors.

     The Committee does not rely on a fixed formula or specific numerical criteria in determining an executive’s total compensation. It considers both corporate and personal performance criteria, competitive compensation levels for similar-size companies, the economic environment as well as the recommendation of management and an independent executive compensation consultant. The Committee exercises business judgment based on all of these criteria and the purposes of the executive compensation program.

     In order to achieve a cash bonus award for fiscal 2005 under the AIP, the Committee set performance criteria including an earnings per share range in addition to other considerations such as Company and individual performance in executing the Strategic Transformation Plan. Each participant in the AIP was assigned a target award expressed as a percent of the participant’s base salary. The potential payout ranged from 0% to 250% of the target award. After evaluating the Company’s actual earnings per share results of $0.23 in fiscal 2005, as well as other factors including progress in implementing the Strategic Transformation Plan, the Committee approved cash bonuses to the participants in the AIP.

Compensation of the Chief Executive Officer

     Mr. Pizzi has served as the Company’s President and Chief Executive Officer since October 7, 2002 and has been charged with the development and execution of the Company’s Strategic Transformation Plan. The Committee reviews Mr. Pizzi’s total compensation, including annual base salary, cash bonuses and incentive compensation, based upon his performance in achieving certain objectives, including earnings per share and progress on the Strategic Transformation Plan and an evaluation of compensation for chief executive officers of similar-sized companies. Mr. Pizzi also has an Employment Agreement with the Company which provides certain perquisites to Mr. Pizzi commensurate with his position as President and Chief Executive Officer such as a $2 million life insurance policy, membership in two business or country clubs, the use of an automobile and participation in a supplemental retirement plan.

     The Committee approved an increase in Mr. Pizzi’s annual base salary from $420,000 to $440,000, effective August 20, 2004. This was Mr. Pizzi’s first increase in annual base salary since he became President and Chief Executive Officer on October 7, 2002. On October 29, 2004, the Committee awarded Mr. Pizzi 30,000 shares of restricted Common Stock under the 2003 Long Term Incentive Plan in recognition of his energy and efforts in achieving certain objectives under the Company’s Strategic Transformation Plan and addressing various business problems facing the Company. Upon consultation with an independent executive compensation consultant who analyzed salaries for chief executive officers of similar-sized companies and a review of Mr. Pizzi’s performance in achieving progress on the Strategic Transformation Plan, the Committee determined that Mr. Pizzi’s base salary for 2005 should be increased to $453,232 effective March 20, 2005. On February 28, 2006, upon consultation with an independent executive compensation consultant who analyzed salaries for chief executive officers of similar-sized companies and a review of Mr. Pizzi’s performance in achieving certain objectives, including earnings per share and progress on the Strategic Transformation Plan, the Committee determined that Mr. Pizzi’s base salary for 2006

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should be increased to $469,000, effective April 1, 2006. After evaluating the Company’s actual performance in fiscal 2005 including its earnings per share of $0.23 and Mr. Pizzi’s leadership in driving progress on the Strategic Transformation Plan, Mr. Pizzi was awarded a cash bonus of $128,776 for fiscal year 2005 under the Company’s AIP. Mr. Pizzi was also awarded 40,000 shares of restricted Common Stock under the 2003 Long Term Incentive Plan. The restricted stock award was awarded effective March 1, 2006 (“Grant Date”). The restricted stock will become fully vested (i.e. not subject to forfeiture) upon the fifth anniversary of the Grant Date if Mr. Pizzi remains in the continuous employment of the Company through the fifth anniversary, subject to earlier vesting upon Mr. Pizzi’s retirement or death.

     The Committee’s recommendations as to Mr. Pizzi’s compensation were made to the independent directors of the Board and, after due consideration, were ratified as presented.

THE COMPENSATION COMMITTEE
JUDITH M. VON SELDENECK, CHAIRPERSON
RONALD J. KOZICH
JAMES E. KSANSNAK
JAMES E. NEVELS

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee of the Board is composed entirely of “outside directors” within the meaning of the regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended, “non-employee directors” under SEC Rule 16b-3, and “independent” directors as affirmatively determined by the Board of Directors pursuant to the NASADAQ Listing Standards. The members of the Compensation Committee are the individuals named as signatories to the report immediately preceding this paragraph. None of the members of the Committee are former officers or employees of the Company.

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PERFORMANCE GRAPH

     The following line graph compares the five year cumulative total shareholder return on the Company’s Common Stock with (i) the Russell 2000 and (ii) the Company’s peer group consisting of Golden Enterprises, Inc., Interstate Bakeries Corp., Lance, Inc. and J&J Snack Foods Corp (“Peer Group”). The returns of each Peer Group company have been weighted according to their respective stock market capitalization for purposes of arriving at a peer group average.

250
225
200
175
150
125
100
75
50
Dollars
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Tasty Baking Co.
Peer Group
Russell 2000

AS OF	TASTY	PEER GROUP	RUSSELL 2000

12/31/00	100	100	100
12/31/01	130	163	102
12/31/02	66	137	82
12/31/03	79	160	120
12/31/04	65	184	142
12/31/05	62	236	149

     Assumes $100 invested on December 31, 2000 in Tasty Baking Company Common Stock, the Russell 2000 Index and the Peer Group Common Stock. Total shareholder returns assume reinvestment of dividends. The stock price performance shown above is not necessarily indicative of future performance.

APPROVAL OF THE TASTY BAKING COMPANY
2006 LONG TERM INCENTIVE PLAN – PROPOSAL NO. 2

     In order to enable the Company to continue to make equity compensation grants to provide incentives to motivate, attract and retain key employees and directors, the Board of Directors recommends that the Tasty Baking Company 2006 Long Term Incentive Plan (the “2006 LTIP”) be approved by shareholders. The Tasty Baking Company 1997 Long Term Incentive Plan (the “1997 LTIP”) was approved by shareholders at the 1997 Annual Meeting. In addition, the Tasty Baking Company 2003 Long Term Incentive Plan (the “2003 LTIP”) was approved by shareholders at the 2003 Annual Meeting. As of March 13, 2006, approximately 46,300 shares remain available for grant under the 1997 and 2003 LTIPs. Given the limited number of shares remaining available for future grants, the Company believes shareholder approval of the 2006 LTIP is necessary to enable it to provide additional equity compensation grants to motivate, attract and retain key employees and directors over the next several years.

     On March 24, 2006, the Board of Directors adopted, subject to shareholder approval, the 2006 LTIP. The full text of the 2006 LTIP is attached to this Proxy Statement as Appendix A and the following summary is qualified in its entirety by reference to Appendix A. The 2006 LTIP authorizes the Compensation Committee to grant equity-based and other performance-based awards to employees of the Company and members of the Board of Directors. The purpose of the 2006 LTIP is to promote the success and enhance the value of the Company by linking the personal interests of participants to those of Company shareholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to shareholders. The 2006 LTIP is designed to give the Compensation Committee flexibility in structuring awards that will achieve these objectives. Due to the nature of the 2006 LTIP, the benefits to be received by or allocated to the named executive officers or to the directors, either individually or as a group, cannot be determined.

     The following is a summary of the key provisions of the 2006 LTIP.

     1.      Number of Shares. The aggregate number of shares reserved and available for grant under the 2006 LTIP is 350,000 shares of Common Stock, adjusted for any stock dividend, stock split or other subdivision or combination of the Common Stock.

     2.      Administration. The 2006 LTIP will be administered by the Compensation Committee of the Board (the "Committee"). The members of the Committee must be comprised of directors who satisfy the requirements of "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and the requirements of "outside directors" within the meaning of the regulations under Section 162(m) of the Internal Revenue Code of 1986, as amended. At present the Committee consists of Judith M. von Seldeneck, Ronald J. Kozich, James E. Ksansnak and James E. Nevels.

     3.       Eligibility. The 2006 LTIP is structured as a broad-based incentive compensation program. Accordingly, all members of the Board, all approximately 1,000 employees of the Company, and consultants or advisors providing services to the Company are eligible to become participants in the 2006 LTIP, as determined by the Committee from time to time. It is possible that one or more officers of the Company may receive awards under the 2006 LTIP which in the aggregate exceed one percent (1%) of the Company’s issued and outstanding Common Stock.

     4.       Term of 2006 LTIP. If approved by the shareholders, the 2006 LTIP will become effective as of March 24, 2006, and will terminate on March 24, 2016. The Board reserves the right to terminate the 2006 LTIP prior to such date without prejudice to the holders of any awards then outstanding.

     5.       2006 LTIP Awards. The 2006 LTIP authorizes the Committee to grant a variety of incentive awards to participants, as described below. Each award shall be evidenced by a written award agreement, which shall specify the terms and conditions of the award, as determined by the Committee in its discretion, subject to the limitations set forth in the 2006 LTIP.

          a.      Stock Options. The Committee may award options to purchase a specified number of shares of Common Stock. Under the 2006 LTIP the exercise price of an option must be no less than the fair market value of the underlying shares on the date the option is awarded. The maximum number of shares of Common Stock with respect to which stock options and stock appreciation rights (as described below) may be granted to any single participant during any one fiscal year of the Company is 100,000. Tax-qualified incentive stock options (“ISOs”) may be awarded to participants who are employees of the Company. Non-qualified stock options (“NQOs”) may be awarded to employees and other participants, including members of the Board. On March 31, 2006, the last trade price of the Common Stock on the NASDAQ National Market was $8.00 per share.

          b.      Stock Appreciation Rights. A stock appreciation right (“SAR”) gives the participant the right to receive, at the time it is exercised by the participant, the excess (if any) of the fair market value of a specified number of shares of Common Stock at the time of exercise over the fair market value of the shares at the time of the award. Upon exercise, the appreciation in the value of the shares will be paid to the participant in cash, in the form of shares of Common Stock, or a combination thereof.

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          c.      Stock Awards. The Committee may award shares of Common Stock to a participant at no cost to the participant. The award may take the form of an immediate transfer of shares which are subject to forfeiture if conditions specified by the Committee are not met (“Restricted Stock”). Alternatively, the award may take the form of an immediate transfer of shares which are not subject to a risk of forfeiture or a deferred transfer of shares if and when the conditions specified by the Committee are met (“Unrestricted Stock”). The criteria for avoiding forfeiture of Restricted Stock, or receiving a deferred transfer of Unrestricted Stock, may be the completion of a period of continuous employment or Board service with the Company, or satisfaction of specified performance goals, or a combination thereof.

          d.      Performance Shares. The Committee may grant an award that will entitle the holder to receive a specified number of shares of Common Stock, or cash in lieu of shares, or a combination thereof, if certain performance goals or market conditions are met (“Performance Shares”). These goals may include, for example, the price of the Common Stock as reported on the NASDAQ National Market reaching one or more targeted levels, or the Company’s earnings on a per-share basis reaching one or more targeted levels.

          The Committee may allow participants who become entitled to receive cash or unrestricted shares of Common Stock pursuant to awards under the 2006 LTIP to elect to defer receipt of the cash or shares, as the case may be, until a later date. In addition, the Committee may implement a deferred compensation program for members of the Board of Directors, whereby they can elect to receive a deferred award of shares of Common Stock in lieu of current cash compensation.

     6.       Interpretation. The Committee has the power to set, alter or change the rules, guidelines and regulations for the administration of the 2006 LTIP, and to interpret the 2006 LTIP and any and all guidelines, rules and regulations so adopted. The determinations by the Committee will be conclusive and binding on all 2006 LTIP participants and their beneficiaries.

     7.      Amendments. The Board may, from time to time, in its discretion, amend or supplement any provision of the 2006 LTIP, in whole or in part; provided however, no amendment shall be made to modify the requirements for eligibility for participation or to increase the number of shares of Common Stock with respect to which awards may be granted under the 2006 LTIP unless approved by the shareholders of the Company, and no amendment shall adversely affect the rights of participants under the 2006 LTIP with respect to outstanding awards.

     8.      Anti-Dilution. The number of shares with respect to which awards may be granted under the 2006 LTIP, the number of shares of Common Stock subject to any outstanding award, and the nature of the securities which may be issued under the 2006 LTIP, in each case shall be adjusted as a result of stock splits, stock dividends, or other subdivisions or combinations of the Common Stock, or reorganizations, mergers, consolidations, dividends or reclassifications affecting the Company.

     9.      Change of Control. In the event of a change of control of the Company (as defined in the 2006 LTIP), the Committee, in its discretion, may accelerate the vesting of all or less than all outstanding awards, and, in certain cases, pay the participant for the award.

     10.     Repricing Prohibited. Neither the Committee nor the Board of Directors may take any action without prior approval of the shareholders to reprice outstanding awards.

Federal Tax Consequences of 2006 LTIP

     The following is a summary of the principal federal tax consequences of the 2006 LTIP under the Internal Revenue Code of 1986, as amended (“Code”), based on laws and regulations in effect on the date of this proxy statement, which laws and regulations are subject to change, and does not purport to be a complete description of the federal tax aspects of the 2006 LTIP.

     A participant does not realize taxable income upon the award of a stock option. If the option qualifies as an ISO, the participant does not realize taxable income upon exercise of the option (except for purposes of the alternative minimum tax). The maximum exercise price of shares of Common Stock subject to ISOs granted to any participant that can become first exercisable in any calendar year is $100,000. Provided the participant holds the

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Common Stock for at least one year and until the end of the two-year period from the date the option was awarded, the gain or loss upon the sale of the Common Stock will be treated as capital gain or loss. If the participant sells the stock before satisfying both of these holding period requirements, this is known as a “disqualifying disposition.” In the event of a disqualifying disposition, the lesser of (1) the excess of the fair market value of the Common Stock at the time of exercise over the exercise price, or (2) the excess (if any) of the fair market value of the Common Stock at the time of sale over the exercise price will be taxable to the participant as ordinary income. The Company will not be entitled to any tax deduction in connection with an ISO, except that the Company will be entitled to a deduction equal to the amount that is taxable to the participant as ordinary income as a result of a disqualifying disposition.

     If a stock option is an NQO, the participant will realize ordinary compensation income at the time of exercise equal to the excess of the fair market value of the Common Stock at the time of exercise over the exercise price, and the Company will be entitled to a tax deduction for the same amount.

     A participant does not realize taxable income upon the award of a SAR. The participant will realize ordinary compensation income at the time of exercise equal to the excess of the fair market value of the underlying Common Stock at the time of exercise over the fair market value of the Common Stock at the time of the award, and the Company will be entitled to a tax deduction for the same amount.

     In general, a participant does not realize taxable income upon the award of Restricted Stock; the value of the Restricted Stock will be taxable to the participant as ordinary compensation income if and when the forfeiture restrictions lapse. However, a participant may make an election under Section 83(b) of the Code (“83(b) Election”) to be taxed on the value of the Restricted Stock at the time of the award. If a participant makes an 83(b) Election, he or she will not be taxed on the Restricted Stock if and when the forfeiture restrictions lapse. A participant would make an 83(b) Election by filing a written statement with the IRS no later than 30 days after the date of the award of the Restricted Stock. A copy of that statement also must be given to the Company, and another copy must be attached to the participant’s income tax return for the year of the award.

     A participant will realize ordinary compensation income upon the receipt of Unrestricted Stock equal to the value of the Unrestricted Stock at that time.

     The American Jobs Creation Act of 2004 added Section 409A to the Code, generally effective January 1, 2005. Section 409A covers most programs that defer the receipt of compensation to a succeeding year. It provides strict rules for elections to defer (if any) and for timing of payouts. There are significant penalties placed on the individual employee for failure to comply with Section 409A. However, it does not impact the Company’s ability to deduct deferred compensation.

     Section 409A does not apply to ISO, non-qualified stock options (that are not discounted) and Restricted and Unrestricted Stock (provided there is no deferral of income beyond the vesting date). Section 409A also does not cover SARs if the exercise price is never less than the fair market value of the underlying stock on the date of grant, and no features defer the recognition of income beyond the exercise date.

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Securities Authorized for Issuance under Equity Compensation Plans

     The following table sets forth information about the Company’s equity compensation plans as of December 31, 2005, including the Management Stock Purchase Plan, 1991 Long Term Incentive Plan, 1993 Replacement Option Plan (P & J Spin-Off), 1994 Long Term Incentive Plan, 1997 Long Term Incentive Plan and the 2003 Long Term Incentive Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	534,014	$10.50	143,132 (2)
Equity compensation plans not approved by security holders (1)	71,500	$13.06	—

(1)	There was one award of 4,000 shares of the Company’s Common Stock to Mr. Pizzi as an inducement to his commencing employment with the Company (see pp. 12-13). The balance, 67,500 shares, represents options to purchase the Company’s Common Stock granted to non-employee directors.

(2)	As of March 13, 2006, approximately 46,300 shares of the Company’s Common Stock remain available for issuance after forfeitures of 34,168 from departed employees and the grant of 131,000 shares on March 1, 2006 under the Company’s 1997 and 2003 Long Term Incentive Plans.

Vote Required for Approval

     The Plan is subject to approval by the affirmative vote of at least a majority of the votes cast at the annual meeting by all shareholders entitled to vote thereon.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2006 LONG TERM INCENTIVE PLAN.

REPORT OF THE AUDIT COMMITTEE

     The purpose of the Audit Committee (the “Committee”) is to assist the Board of Directors in its oversight of (a) the integrity of the Company’s financial statements; (b) the qualifications and independence of the Company’s independent registered public accounting firm; (c) the performance of the independent registered public accounting firm and the Company’s internal audit personnel; and (d) the Company’s compliance with legal and regulatory requirements. Management has primary responsibility for the financial statements, reporting process and internal controls. The Company’s independent registered public accounting firm is responsible for auditing the financial statements in accordance with generally accepted auditing standards and issuing an opinion as to whether the Company’s financial statements are, in all material respects, presented fairly in conformity with generally accepted accounting principles. The Committee operates pursuant to a written charter that is available on Company’s website at www.tastykake.com under the “Corporate Info-Investor Relations – Corporate Governance” captions.

     The Committee’s duties and responsibilities are outlined in its Charter and include, among other things, (i) the review of the Company’s financial statements and the independent audit process; (ii) the review of critical

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accounting policies and practices used by the Company; (iii) the effect of any proposed changes in accounting principles or practices upon the Company; (iv) the consideration and review of the Company’s assessment of the effectiveness of its internal accounting controls; and (v) the selection, retention and termination of the Company’s independent registered public accounting firm. In addition, the Committee reviews with management and the Company’s independent registered public accounting firm the financial statements to be included in the Company’s Quarterly Reports on Form 10-Q and Annual Report on Form 10-K, including the “Management’s Discussion and Analysis” section thereof, and those matters required to be discussed by Statement of Auditing Standards (“SAS”) No. 61, as amended by SAS No. 90, Communication with Audit Committees.

     Pursuant to Section 404 of the Sarbanes-Oxley Act of 2002, the Committee reviewed and discussed management's evaluation of the Company's system of internal control over financial reporting. As part of this process, the Committee examined management's progress in testing and evaluating the system of internal control over financial reporting and was provided periodic updates from management and the independent registered public accounting firm on the status of such testing and evaluation. The Committee reviewed and discussed with management and with the independent registered public accounting firm the effectiveness of the Company's internal control over financial reporting as well as management's report and the independent registered public accounting firm's attestation on the subject.

     In fulfilling its responsibilities, the Committee has reviewed and discussed with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, and management, the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2005. The Committee has also discussed with the independent registered public accounting firm such matters as are required to be discussed with the Committee by SAS No. 61, as amended by SAS No. 90, Communication with Audit Committees. In addition, the Committee has received written disclosures and a letter from the independent registered public accounting firm as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the independent registered public accounting firm their independence.

     Based upon the Committee’s review and discussion of the foregoing information and in accordance with the provisions of its Charter, the Committee recommended to the Board of Directors that the consolidated financial statements of the Company for the fiscal year ended December 31, 2005 as audited by PricewaterhouseCoopers, be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and filed with the Securities and Exchange Commission.

     The Committee’s recommendations were made to the Board of Directors and, after due consideration, were approved as presented.

THE AUDIT COMMITTEE
RONALD J. KOZICH, CHAIRMAN
FRED C. ALDRIDGE, JR.
JAMES C. HELLAUER
JAMES E. KSANSNAK

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     During the fiscal years ended December 31, 2005 and December 25, 2004, professional services were performed for the Company by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. Set forth below is information relating to the aggregate fees billed by PricewaterhouseCoopers for professional services rendered for each fiscal year. All fees and services were pre-approved in accordance with the Committee’s pre-approval policy.

     Audit Fees. The aggregate fees billed, or to be billed, for the audit of the Company’s annual financial statements, the audit of management’s assessment of the company’s internal control over financial reporting and PricewaterhouseCoopers’ audit of the Company’s internal control over financial reporting, review of the financial statements included in the Company’s Form 10-Q filings, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements were $550,000, and $800,000, for fiscal 2005 and 2004, respectively.

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     Audit-Related Fees. During fiscal 2004 and 2005, PricewaterhouseCoopers did not perform any services for assurance or related services on behalf of the Company that were reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees” during fiscal 2005 and 2004.

     Tax Fees. PricewaterhouseCoopers did not perform any tax services for the Company in either fiscal 2005 or 2004.

     All Other Fees. The aggregate fees billed, or to be billed, for all other services performed by PricewaterhouseCoopers were $5,000 in fiscal 2004 for tax refund expediting services. No such services were performed in 2005.

PRE-APPROVAL POLICY FOR SERVICES BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee has implemented procedures for the pre-approval of all engagements of the Company’s independent registered public accounting firm for both audit and permissible non-audit services, including the fees and terms of each engagement. The Audit Committee annually meets with the independent registered public accounting firm and reviews and pre-approves all audit-related services prior to the commencement of the audit engagement. For permissible non-audit services, the Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee and the Chairman reviews the nature and terms of any proposed engagement of the independent registered public accounting firm. The Chairman will discuss the matter with management and, as necessary, with the independent registered public accounting firm, prior to making any determination to approve or reject any such engagement. Any approvals of non-audit services are then reported by the Chairman at the next Audit Committee meeting for approval by the Committee.

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM ─
PROPOSAL NO. 3

     Shareholders will be asked to ratify the selection by the Audit Committee of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 30, 2006. PricewaterhouseCoopers LLP currently serves as the Company’s independent registered public accounting firm. Representatives of the firm will be present at the meeting, will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions by shareholders concerning the accounts of the Company.

     Although the submission to shareholders of the appointment of PricewaterhouseCoopers LLP is not required by law or the Company’s By-Laws, the Audit Committee believes it is appropriate to submit this matter to shareholders to allow a forum for shareholders to express their views with regard to the Audit Committee’s selection. The Audit Committee retains the sole authority to select and replace the Company’s independent registered public accounting firm at any time. In the event shareholders do not ratify the appointment, the Audit Committee may reconsider the appointment of PricewaterhouseCoopers LLP.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP.

OTHER BUSINESS

     The Board of Directors does not know of any other business to come before the meeting. However, if any additional matters are presented at the meeting, it is the intention of persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on those matters.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of the Company’s Common Stock and other equity securities. Officers, directors and beneficial owners of more than 10% of the Company’s Common Stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

     To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during fiscal 2005, and except as disclosed in the following paragraph, the Company’s officers, directors and beneficial owners of more than 10% of the Company’s Common Stock complied with all Section 16(a) filing requirements during fiscal 2005.

     Based on an examination of these reports and on written representations provided to the Company, all such reports have been timely filed, except that the following individuals and beneficial owners failed to file a Form 3, Form 4 or Form 5 report of the following transactions: (a) James E. Nevels, one of the Company’s directors, filed a late Form 4 in connection with a grant of stock options on August 1, 2005; (b) James E. Hellauer, one of the Company’s directors, filed a late Form 4 in connection with a grant of stock options on August 1, 2005; (c) Robert V. Brown, Vice President, Sales, filed a late Form 4 in connection with an open market purchase in June, 2005; and (d) the TCW Group, Inc. failed to file a Form 3 in connection with its acquisition of ten percent (10%) of the Company’s Common stock and a Form 4 or Form 5 for subsequent purchases thereafter.

SHAREHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING

Shareholder Proposals for Inclusion in the 2007 Proxy Statement

     Shareholders of the Company are entitled to submit proposals to be included in the Company’s proxy materials for the Annual Meeting of Shareholders in 2007 provided that such matters are appropriate for shareholder action and that the shareholder complies with the requirements of Rule 14a-8 of the Exchange Act. To be eligible for inclusion, shareholder proposals must be received by the Secretary of the Company (see address below) no later than December 8, 2006.

Director Nominations and Other Shareholder Proposals for Presentation at the 2007 Annual Meeting

     The Company’s By-Laws require advanced notice of any shareholder proposal that will not be included in the Company’s proxy materials, including any such proposal for the nomination for election of a director. Any such shareholder proposal must be a matter appropriate for shareholder action that complies with the procedural requirements of the Company’s By-Laws and for which written notice is received by the Secretary of the Company (see address below) no earlier than 120 days and no later than 90 days prior to the first anniversary of the preceding year’s annual meeting (unless the date of the next Annual Meeting has been changed by more than 30 days from the first anniversary date, in which case the By-Laws provide alternative dates for timeliness). Accordingly, any shareholder who wishes to have a nomination or other business considered by shareholders at the 2007 Annual Meeting must deliver written notice to the Secretary (containing the information required by the By-Laws) no earlier than the close of business on January 11, 2007 and no later than the close of business on February 10, 2007. Any proposal received outside of these dates will be considered untimely. For proposals that are timely filed, the Company retains discretion to vote proxies it receives provided (i) the Company includes in its proxy statement advice on the nature of the proposals and how it intends to exercise its voting discretion, and (ii) the proponent does not issue a proxy statement in accordance with the procedures under Section 14a-4(c)(2) of the Exchange Act.

     The above summary sets forth the procedures by which proposals may be properly brought before and voted upon at the Company’s Annual Meeting. All shareholder proposals and notices should be directed to the Secretary of the Company at 2801 Hunting Park Avenue, Philadelphia, Pennsylvania 19129.

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SHAREHOLDERS SHARING THE SAME ADDRESS

     Pursuant to written requests that the Company has received from certain shareholders sharing the same address, the Company is sending only one copy of its annual report and proxy statement to these shareholders. This practice, known as “householding,” is designed to reduce duplicate mailings and printing and postage costs. However, if any shareholder residing at such address wishes to receive a separate annual report or proxy statement in the future, he or she may contact the Company’s Secretary. If you are receiving multiple copies of the annual report and proxy statement, you can request householding by contacting the Company’s Secretary. The contact information for the Secretary is set forth in the immediately preceding paragraph above.

ANNUAL REPORT ON FORM 10-K FILED WITH
SECURITIES AND EXCHANGE COMMISSION

     A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, MAY BE OBTAINED, WITHOUT CHARGE, BY ANY SHAREHOLDER, UPON WRITTEN REQUEST DIRECTED TO THE SECRETARY OF THE COMPANY AT 2801 HUNTING PARK AVENUE, PHILADELPHIA, PENNSYLVANIA 19129.

BY ORDER OF THE BOARD OF DIRECTORS

Christina M. Whitford Secretary

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APPENDIX A

TASTY BAKING COMPANY
2006 LONG TERM INCENTIVE PLAN

ARTICLE 1
PURPOSE

     1.1      GENERAL. The purpose of the Tasty Baking Company 2006 Long Term Incentive Plan (the “Plan”) is to promote the success and enhance the value of Tasty Baking Company (the “Company”) by linking the personal interests of the members of the Board and its employees, officers and executives to those of Company shareholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to shareholders of the Company. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, employees, officers, and executives of, and consultants and advisors to, the Company upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent. For purposes of this Plan, “Company” shall be deemed to include subsidiaries of Tasty Baking Company, unless the context requires otherwise.

ARTICLE 2
EFFECTIVE DATE AND TERM

     2.1      EFFECTIVE DATE. The Plan is effective as of the date the Plan is approved by the Board (the “Effective Date”). Within 12 months of the Effective Date, the Plan must be approved by the Company’s shareholders. Any awards granted under the Plan prior to shareholder approval are effective when made (unless the Committee specifies otherwise at the time of grant), but no Award may be exercised or settled and no restrictions relating to any Award may lapse before the Plan is approved by the shareholders as provided above. If the shareholders fail to approve the Plan, any Award previously made shall be automatically canceled without any further act.

     2.2      TERM. Unless sooner terminated by the Board, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date, and no Awards may be granted under the Plan thereafter. The termination of the Plan shall not affect any Award that is outstanding on the termination date, without the consent of the Participant.

ARTICLE 3
DEFINITIONS AND CONSTRUCTION

     3.1      DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

               (a)      “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Unrestricted Stock Award, Performance Share Award or Performance-Based Award granted to a Participant under the Plan.

               (b)      “Award Agreement” means a writing, in such form as the Committee in its discretion shall prescribed, evidencing an Award.

               (c)      “Board” means the Board of Directors of the Company.

               (d)      “Cause” means (except as otherwise provided in an Award Agreement) if the Committee, in its reasonable and good faith discretion, determines that the Participant (i) fails to substantially perform his duties (other than as a result of Disability), after the Board or the executive to whom the Participant reports delivers to the Participant a written demand for substantial performance that specifically identifies the manner in which the Participant has not substantially performed his duties; (ii) engages in dishonesty, willful misconduct or gross negligence that is materially injurious to the Company; (iii) breaches his duty of loyalty to the Company; (iv) has removed without authorization from the premises of the Company a document (of any media or form) relating to the

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Company or the customers of the Company; or (v) has committed a felony or a serious crime involving moral turpitude. Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with the Participant or at law or in equity. If, subsequent to a Participant’s termination of employment or services, it is discovered that such Participant’s employment or services could have been terminated for Cause, the Participant’s employment or services shall, at the election of the Board, in its sole discretion, be deemed to have been terminated for Cause retroactively to the date the events giving rise to Cause occurred.

               (e)      “Change of Control” shall mean the occurrence of any of the following events: (i) any change of control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A or Item 5.01 of Form 8-K promulgated under the Exchange Act (or any successor provisions thereto); (ii) the acquisition by any person or group of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of twenty-five percent (25%) or more of the combined voting power of the Company’s outstanding securities then entitled to vote generally in the election of directors, excluding however acquisitions by the Company or any of its subsidiaries, or any employee benefit plan sponsored or maintained by the Company, or by a corporation pursuant to a reorganization, merger, consolidation, division or issuance of securities if the conditions described in clauses (vi) (A) and (B) below are satisfied; (iii) individuals who constitute the Board as of the date hereof (“Incumbent Board”), cease for any reason to constitute at least a majority of the Board during any twenty-four (24) month period; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; (iv) the Board shall approve the sale of all or substantially all of the assets of the Company or recommend the adoption of a plan of complete liquidation or dissolution of the Company; or (v) upon approval by the shareholders of the Company of a reorganization, merger, consolidation, division, or issuance of securities, in each case unless following such transaction (A) not less than sixty percent (60%) of the outstanding equity securities of the corporation resulting from or surviving such transaction and of the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned by the holders of the Stock immediately prior to such transaction in substantially the same proportions as their ownership immediately prior to such transaction, and (B) at least a majority of the members of the board of directors of the resulting or surviving corporation were members of the Incumbent Board.

               (f)      “Code” means the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

               (g)      “Committee” means the committee of the Board described in Article 4.

               (h)      “Covered Employee” means an Employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

               (i)      “Disability” shall mean, with respect to a Participant, any medically determinable physical or mental impairment that causes the Participant to be unable to engage in any substantial gainful activity and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Committee shall require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.

               (j)      “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

               (k)      “Fair Market Value” means, as of any given date, the fair market value of Stock on a particular date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the fair market value of Stock as of any date shall be the closing price for the Stock as reported on the NASDAQ National Market (or on any national securities exchange or stock market on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

               (l)      “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

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               (m)      “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor definition adopted by the Board.

               (n)      “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

               (o)      “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

               (p)      “Participant” means a person who, as a member of the Board, an employee, officer, or executive of, or consultant or advisor providing services to, the Company, has been granted an Award under the Plan.

               (q)      “Performance-Based Awards” means the Performance Share Awards and Stock Awards granted to selected Covered Employees pursuant to Articles 9 and 10, but which are subject to the terms and conditions set forth in Article 11. All Performance-Based Awards are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

               (r)      “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals may include, but shall not be limited to, one or more of the following: pre- or after-tax net earnings, sales growth, operating earnings, operating cash flow, working capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, Stock price growth, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

               (s)      “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

               (t)      “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

               (u)      “Performance Share” means a right granted to a Participant under Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

               (v)      “Plan” means the Tasty Baking Company 2006 Long Term Incentive Plan, as amended from time to time.

               (w)      “Restricted Stock Award” means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

               (x)      “Stock” means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 13.

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               (y)      “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

               (z)      “Stock Award” means a Restricted Stock Award or an Unrestricted Stock Award.

               (aa)      “Unrestricted Stock Award” means Stock granted to a Participant under Article 10 that is not subject to restrictions or a risk of forfeiture.

ARTICLE 4
ADMINISTRATION

     4.1      COMMITTEE. The Plan shall be administered by a Committee appointed by, and which serves at the discretion of, the Board. The Committee shall consist of at least two individuals, each of whom qualifies as (i) a Non-Employee Director, and (ii) an “outside director” under Code Section 162(m) and the regulations issued thereunder. The members of the Committee shall meet such additional criteria as may be necessary or desirable to comply with regulatory or stock exchange rules or exemptions. The Company will pay all reasonable expenses of the Committee.

     4.2      AUTHORITY OF COMMITTEE. Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

               (a)      Designate Participants to receive Awards;

               (b)      Determine the type or types of Awards to be granted to each Participant;

               (c)      Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

               (d)      Determine the terms and conditions of any Award granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines;

               (e)      Amend, modify, or terminate any outstanding Award, with the Participant’s consent unless the Committee has the authority to amend, modify, or terminate an Award without the Participant’s consent under any other provision of the Plan;

               (f)      Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

               (g)      Prescribe the form of each Award Agreement, which need not be identical for each Participant;

               (h)      Decide all other matters that must be determined in connection with an Award;

               (i)      Establish, adopt, revise, amend or rescind any guidelines, rules and regulations as it may deem necessary or advisable to administer the Plan;

               (j)      Interpret the terms of, and rule on any matter arising under, the Plan or any Award Agreement;

               (k)      Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan, including but not limited to, the determination of whether and to what extent any Performance Goals have been achieved; and

               (l)      Retain counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan.

     4.3      DECISIONS BINDING. The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan

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shall be final, binding, and conclusive on all parties and any other persons claiming an interest in any Award or under the Plan.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

     5.1      NUMBER OF SHARES. Subject to adjustment provided in Section 13.1, the aggregate number of shares of Stock reserved and available for grant under the Plan shall be 350,000.

     5.2      LAPSED AWARDS. To the extent that an Award terminates, is cancelled, expires, lapses or is forfeited for any reason, including, but not limited to, the failure to achieve any Performance Goals, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan.

     5.3      STOCK DISTRIBUTED. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

     5.4      LIMITATION ON NUMBER OF SHARES SUBJECT TO AWARDS. Notwithstanding any provision in the Plan to the contrary, and subject to the adjustment in Section 13.1, the maximum number of shares of Stock with respect to Options and Stock Appreciation Rights that may be granted to any one Participant during the Company’s fiscal year shall be one hundred thousand (100,000).

ARTICLE 6
ELIGIBILITY AND PARTICIPATION

     6.1      ELIGIBILITY. Persons eligible to participate in this Plan include all members of the Board, employees, officers, and executives of, and consultants and advisors to, the Company, as determined by the Committee.

     6.2      ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award under this Plan.

ARTICLE 7
STOCK OPTIONS

     7.1      GENERAL. The Committee is authorized to grant Options to Participants on the following terms and conditions:

               (a)      EXERCISE PRICE. The exercise price per share of Stock under an Option shall be determined by the Committee and set forth in the Award Agreement. In no event, however, shall the exercise price for any Option be less than the Fair Market Value as of the date of grant.

               (b)      TIME AND CONDITIONS OF EXERCISE. The Committee shall determine the time or times at which an Option may be exercised in whole or in part. The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised. Unless otherwise provided in an Award Agreement, an Option will lapse immediately if a Participant’s employment or services are terminated for Cause.

               (c)      PAYMENT. The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock (through actual tender or by attestation), or other property (including broker-assisted “cashless exercise” arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.

               (d)      EVIDENCE OF GRANT. All Options shall be evidenced by an Award Agreement. The Award Agreement shall include such additional provisions as may be specified by the Committee.

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     7.2      INCENTIVE STOCK OPTIONS. Incentive Stock Options shall be granted only to employees and the terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

               (a)      EXERCISE PRICE. The exercise price per share of Stock shall be set by the Committee, provided that the exercise price for any Incentive Stock Option may not be less than the Fair Market Value as of the date of the grant.

               (b)      EXERCISE. In no event, may any Incentive Stock Option be exercisable for more than ten years from the date of its grant.

               (c)      LAPSE OF OPTION. An Incentive Stock Option shall lapse under the following circumstances.

(i) The Incentive Stock Option shall lapse ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

(ii) The Incentive Stock Option shall lapse upon termination of employment for Cause or for any other reason, other than the Participant’s death or Disability, unless otherwise provided in the Award Agreement.

(iii) If the Participant terminates employment on account of Disability or death before the Option lapses pursuant to paragraph (1) or (2) above, the Incentive Stock Option shall lapse, unless it was previously exercised, on the earlier of (i) the date on which the Option would have lapsed had the Participant not become Disabled or lived and had his employment status (i.e., whether the Participant was employed by the Company on the date of his Disability or death or had previously terminated employment) remained unchanged; or (ii) 12 months after the date of the Participant’s termination of employment on account of Disability or death.

               (d)      INDIVIDUAL DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

               (e)      TEN PERCENT OWNERS. An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

               (f)      RIGHT TO EXERCISE. During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

ARTICLE 8
STOCK APPRECIATION RIGHTS

     8.1      GRANT OF SARS. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

               (a)      RIGHT TO PAYMENT. Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

(i) The Fair Market Value of a share of Stock on the date of exercise; over

(ii) The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of a share of Stock on the date of grant in the case of any SAR related to any Incentive Stock Option.

               (b)      OTHER TERMS. All such Awards shall be evidenced by an Award Agreement. The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the

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Award and shall be reflected in the Award Agreement. In no event shall the Committee grant a SAR that has a grant price which is less than the Fair Market Value of a share of Stock on the date of grant unless the SAR satisfies the requirements of Section 409A of the Code and the regulations and other guidance issued thereunder by the Secretary of Treasury.

ARTICLE 9
PERFORMANCE SHARES

     9.1      GRANT OF PERFORMANCE SHARES. The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee. The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant. All such Awards shall be evidenced by an Award Agreement.

     9.2      RIGHT TO PAYMENT. A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter. Subject to the terms of the Plan, the Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

     9.3      OTHER TERMS. Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.

ARTICLE 10
STOCK AWARDS

     10.1      GRANT OF STOCK. The Committee is authorized to grant Unrestricted Stock Awards and Restricted Stock Awards to Participants in such amounts and subject to such terms and conditions as determined by the Committee. All such Awards shall be evidenced by an Award Agreement.

     10.2      ISSUANCE AND RESTRICTIONS. An Unrestricted Stock Award may provide for a transfer of shares of Stock to a Participant at the time the Award is granted, or it may provide for a deferred transfer of shares of Stock subject to conditions prescribed by the Committee; provided, however, any deferred transfer of shares of Stock shall satisfy the requirements of Section 409A of the Code and the regulations and other guidance issued by the Secretary of the Treasury thereunder. Restricted Stock Awards shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote the Stock subject thereto or the right to receive dividends on the Stock). These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

     10.3      FORFEITURE. Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Stock subject to a Restricted Stock Award that is at that time subject to restrictions shall be forfeited, provided, however, that the Committee may provide in any Restricted Stock Award that restrictions or forfeiture conditions relating to the Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the Stock.

     10.4      CERTIFICATES FOR RESTRICTED STOCK. Restricted Stock Awards granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Stock subject to Restricted Stock Awards are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

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ARTICLE 11
PERFORMANCE-BASED AWARDS

     11.1      PURPOSE. The purpose of this Article 11 is to provide the Committee the ability to qualify the Performance Share Awards under Article 9 and the Stock Awards under Article 10 as “performance-based compensation” under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 11 shall control over any contrary provision contained in Articles 9 or 10.

     11.2      APPLICABILITY. This Article 11 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards. The Committee may, in its discretion, grant Stock Awards or Performance Share Awards to Covered Employees that do not satisfy the requirements of this Article 11. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

     11.3      DISCRETION OF COMMITTEE WITH RESPECT TO PERFORMANCE AWARDS. With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goal, and whether the Performance Goal is to apply to the Company or any division or business unit thereof.

     11.4      PAYMENT OF PERFORMANCE AWARDS. Unless otherwise provided in the relevant Award Agreement, a Participant must be employed by the Company on the last day of the Performance Period to be eligible for a Performance Award for such Performance Period. Furthermore, a Participant shall be eligible to receive payment under a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved. In determining the actual size of an individual Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

     11.5      SHAREHOLDER APPROVAL. The Board shall disclose to the shareholders of the Company the material terms of any Performance – Based Award, and shall seek approval of the shareholders of the Performance – Based Award before any cash or Stock is paid or transferred to a Participant, or before any restrictions with respect to same lapse, pursuant to such Award. The Committee shall certify that the Performance Goals with respect to any Performance – Based Award have been achieved before any cash or Stock is paid or transferred to a Participant, or before any restrictions with respect to same lapse. Such disclosure, approval and certification shall be effected in accordance with the requirements of Section 162(m)(4)(C) of the Code.

ARTICLE 12
PROVISIONS APPLICABLE TO AWARDS

     12.1      STAND-ALONE AND TANDEM AWARDS. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted under the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

     12.2      EXCHANGE PROVISIONS. Subject to the prohibitions set forth in Article 12.10 concerning the repricing of an Award, the Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, or another Award, based on the terms and conditions the Committee determines and communicates to the Participant at the time the offer is made.

     12.3      TERM OF AWARD. The term of each Award shall be for the period as determined by the Committee, provided that in no event shall the term of any Incentive Stock Option or a Stock Appreciation Right granted in tandem with the Incentive Stock Option exceed a period of ten years from the date of its grant.

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     12.4      FORM OF PAYMENT FOR AWARDS. Subject to the terms of the Plan and any applicable law or Award, payments or transfers to be made by the Company on the grant or exercise of an Award may be made in such forms as the Committee determines at or after the time of grant, including without limitation, cash, promissory note, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee. Any payment on a deferred basis shall be made in accordance with the requirements of Section 409A of the Code and the regulations and other guidance issued by the Secretary of Treasury thereunder.

     12.5      LIMITS ON TRANSFER. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company. No Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution, except that the Committee, in its discretion, may permit a Participant to make a gratuitous transfer of an Award that is not an Incentive Stock Option to his or her spouse, lineal descendants, lineal ascendants, or a duly established trust for the benefit of one or more of these individuals.

     12.6      BENEFICIARIES. Notwithstanding Section 12.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award applicable to the Participant, except to the extent the Plan and Award otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto under the Participant’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

     12.7      STOCK CERTIFICATES. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Awards, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

     12.8      ACCELERATION UPON A CHANGE OF CONTROL. If a Change of Control occurs, or in anticipation thereof, the Board, in its discretion, may cause any or all outstanding Options, Stock Appreciation Rights and other Awards to become fully exercisable and all restrictions on outstanding Awards to lapse. To the extent that such action causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options. Upon, or in anticipation of, a Change in Control, the Board may cause every Award outstanding hereunder to terminate at a specific time in the future and shall give each Participant the right to exercise Awards during a period of time as the Board, in its sole and absolute discretion, shall determine.

     12.9      DEFERRAL ELECTIONS. The Committee, in its discretion, may permit a Participant to elect to defer his or her receipt of the payment of cash or the delivery of shares of Stock that would otherwise be due to such Participant pursuant to an Award and may permit a Participant who is a member of the Board to elect to receive a deferred Unrestricted Stock Award in lieu of current cash compensation for his or her services as a director. If any such election is permitted, the Committee shall establish rules and procedures for such deferrals, including (i) crediting of reasonable interest on deferred amounts which will be settled in cash, (ii) crediting of deferred amounts which will be settled by the transfer of shares of Stock in units representing an equivalent number of shares plus

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shares resulting from the deemed reinvestment of dividends paid on such shares in additional shares, and (iii) the timing of distributions of deferred amounts. Any deferral election that is made pursuant to this Section shall be subject to the following rules:

               (a)      DISTRIBUTIONS. Notwithstanding anything in the Plan to the contrary, amounts deferred under the Plan may not be distributed earlier than –

(i) the Participant’s separation from service, as determined under regulations or other guidance issued by the Secretary of Treasury under Section 409A of the Code (except as provided in Section 12.9(b) of the Plan);

(ii) the date of the Participant’s Disability;

(iii) the Participant’s death,

(iv) a specified time (or pursuant to a fixed schedule) specified under the Plan at the date of the Participant’s deferral of such compensation,

(v) to the extent provided under regulations or other guidance issued by the Secretary of Treasury under Section 409A of the Code, a change in ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company; or

(vi) the occurrence of an unforeseeable emergency.

               (b)      SPECIAL DISTRIBUTION RULES.

(i) Specified Employees. For purposes of Section 12.9, in the case of any specified employee, a distribution on account of separation from service may not be made before the date which is six months after the date of the Participant’s separation from service (or, if earlier the date of death of the Participant). For purposes of the preceding sentence, a “specified employee” is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock in which is publicly traded on an established securities market or otherwise.

(ii) Unforeseeable Emergency. For purposes, of Section 12.9, the term “unforeseeable emergency” shall mean a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. A distribution may only be made in the case of an unforeseeable emergency if, as determined under regulations or other guidance issued by the Secretary of Treasury under Section 409A of the Code, the amounts distributed with respect to an emergency do not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

               (c)      ACCELERATION OF BENEFITS. Notwithstanding anything in the Plan to the contrary, in no event shall an acceleration of the time or schedule of any payment of benefits to the Participant be made under this Section 12.9, except as provided in regulations or other guidance issued by the Secretary of Treasury under Section 409A of the Code.

               (d)      ELECTIONS.

(i) Initial Deferral Elections.

(A) In General. Compensation for services performed during a taxable year may be deferred at the Participant’s election only if the election to defer such compensation is made not later than the close of the preceding taxable year or at such other time as provided in regulations prescribed by the Secretary of Treasury.

(B) First Year of Eligibility. In the case of the first year in which a Participant becomes eligible to participate in the Plan, such deferral election may be made with

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respect to services to be performed subsequent to the election within 30 days after the date the Participant becomes eligible to participate in the Plan.

(C) Performance-Based Compensation. In the case of any performance-based compensation based on services performed over a period of at least 12 months, any such deferral election may be made not later than six months before the end of the service period.

(ii) Changes in Time and Form of Distribution. In no event may a Participant make a subsequent election to delay a payment or a change in the form of payment of benefits under the Plan unless -

(A) any such subsequent election does not take effect until at least 12 months after the date in which the election is made;

(B) in the case of a subsequent election related to a payment that is not made because of disability, death or the occurrence of an unforeseeable emergency, the first payment with respect to which such election is made shall be deferred for a period of not less than five years from the date such payment would have otherwise been made; and

(C) any subsequent election related to a payment to be made at a specified time (or pursuant to a fixed schedule) may not be made less than 12 months prior to the date of the first scheduled payment under such election.

     12.10      REPRICING PROHIBITED. Notwithstanding anything in this Plan to the contrary, except as provided in the anti-dilution adjustment provisions of Article 13, neither the Committee nor the Board shall, without the prior approval of the Company’s shareholders, cause the cancellation, substitution or amendment of an Award that would have the effect of reducing the exercise price for the shares of Stock underlying such Award, or otherwise approve any modification to such Award that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by NASDAQ (or any national securities exchange or stock market on which the Stock is then listed).

ARTICLE 13
CHANGES IN CAPITAL STRUCTURE

     13.1      GENERAL.

                   (a)      SHARES AVAILABLE FOR GRANT. In the event of any change in the number of shares of Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Stock with respect to which the Committee may grant Awards shall be appropriately adjusted by the Committee. In the event of any change in the number of shares of Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Stock with respect to which Awards may be granted as the Committee may deem appropriate.

                   (b)      OUTSTANDING AWARDS – INCREASE OR DECREASE IN ISSUED SHARES WITHOUT CONSIDERATION. Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall proportionally adjust the number of shares of Stock subject to each outstanding Award and the exercise price per share of Stock of each such Award.

                   (c)      OUTSTANDING AWARDS – CERTAIN MERGERS. Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

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                   (d)      OUTSTANDING AWARDS – CERTAIN OTHER TRANSACTIONS. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

(1) cancel, effective immediately prior to the occurrence of such event, each Award outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Stock subject to such Award, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Stock as a result of such event over (B) the exercise price of such Award; or

(2) provide for the exchange of each Award outstanding immediately prior to such event (whether or not then exercisable) for an option, a stock appreciation right, restricted stock award, performance share award or performance-based award with respect to, as appropriate, some or all of the property for which such Award is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price or value of the option, stock appreciate right, restricted stock award, performance share award or performance-based award or the number of shares or amount of property subject to the option, stock appreciation right, restricted stock award, performance share award or performance-based award or, if appropriate, provide for a cash payment to the Participant to whom such Award was granted in partial consideration for the exchange of the Award, or any combination thereof.

                   (e)      OUTSTANDING AWARDS – OTHER CHANGES. In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in Article 13, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

                   (f)      NO OTHER RIGHTS. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the exercise price of any Award.

ARTICLE 14
AMENDMENT, MODIFICATION, AND TERMINATION

     14.1      AMENDMENT, MODIFICATION, AND TERMINATION. At any time and from time to time, the Board may terminate, amend or modify the Plan; provided, however, that no amendment shall be made to modify the requirements for eligibility for participation in the Plan, to increase the number of shares which may be subject to Awards under the Plan, or to continue the Plan beyond the time set forth in Section 2.2, without the approval of the Company’s shareholders; and further provided that no other amendment shall be made without shareholder approval to the extent necessary or desirable to comply with any applicable law, regulations or stock exchange rule.

     14.2      AWARDS PREVIOUSLY GRANTED. Except as otherwise provided in the Plan, including without limitation, the provisions of Article 13, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

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ARTICLE 15
GENERAL PROVISIONS

     15.1      NO RIGHTS TO AWARDS. No Participant, employee, or other person shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

     15.2      NO STOCKHOLDERS RIGHTS. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

     15.3      WITHHOLDING. The Company shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan. A Participant may elect to have the Company withhold from those shares of Stock that would otherwise be received upon the exercise of any Option, a number of shares having a Fair Market Value equal to the minimum statutory amount necessary to satisfy the Company’s applicable federal, state, local and foreign income and employment tax withholding obligations.

     15.4      NO RIGHT TO EMPLOYMENT OR SERVICES. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ of the Company.

     15.5      INDEMNIFICATION. To the extent allowable under applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     15.6      FRACTIONAL SHARES. No fractional shares of stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

     15.7      GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register under the Securities Act of 1933, as amended, any of the shares of Stock paid under the Plan. If the shares paid under the Plan may in certain circumstances be exempt from registration under the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

     15.8      GOVERNING LAW. The Plan and the terms of all Awards shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

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DIRECTIONS TO THE UNION LEAGUE OF PHILADELPHIA
140 South Broad Street
Philadelphia, PA 19102
(215) 563-6500

General Directions to The Union League:

From the North.     Follow I-95 South to Exit 22. Take “676 West Central Philadelphia” Exit. Follow 676 West to the first exit which is “Broad Street/Central Phila” Exit. This exit will bring you to 15th Street. Follow Directions for Parking and Drop Off below.

From the South.     Follow I-95 North to Exit 22. Followsigns for “676 West Central Philadelphia”. Exit to the left. Follow 676 West to the first exit which is “Broad Street/Central Phila.” This exit will bring you onto 15th Street. Continue on 15th Street and follow Directions for Parking and Drop Off below.

From the East.     Benjamin Franklin Bridge to “676 West/Central Phila” Exit. You will get on 676 West and take the first exit, which is “Broad Street/Central Phila” Exit. This exit will bring you to 15th Street. Follow Directions for Parking and Drop Off below.

From the West.     Take the Pennsylvania Turnpike to Exit 326, which is the “Valley Forge” Exit. Take I-76 East to Exit 344 which is the “676 East/Central Phila” Exit. Take second exit which is “Broad Street/Central Phila” Exit. Stay in right lanes as you exit so you can make a right at the light, which is 15th Street. Continue on 15th Street and follow Directions for Parking and Drop Off below.

Directions for Parking and Drop Off:

Front of the Union League Building.     Continue on 15th Street until you see City Hall on your left. Bear left around City Hall. Make right at first light, which is Broad Street. Take Broad Street two blocks to Sansom Street. The Union League is on your right.

The Midtown Parking Garage(1450 Sansom Street).     Continue on 15th Street until you see City Hall on your left. Bear left around City Hall. Turn right at the first light, which is Broad Street. Continue on Broad Street two blocks to Sansom Street. Turn right on to Sansom Street. The Union League Parking garage is on the right. The Union League entrance is identified by a blue awning, directly across from The Union League Parking Lot.

Alternative Parking Garage (15th & Sansom Streets).     Continue straight on 15th Street (do not bear left around City Hall). Cross Chestnut Street. The next light will be Sansom Street; the parking garage entrance is just before the light on the right. The Union League entrance is diagonally across the intersection. Regular parking charges will apply at this location.

TO BE ADMITTED TO THE TASTY BAKING COMPANY 2006 ANNUAL MEETING OF SHAREHOLDERS:

1.	If you hold shares directly, please present the ticket below with your name printed legibly on it at the registration table on the day of the meeting.
2.	If you hold shares in street name, please present your most recent broker statement and the ticket below with your name printed legibly on it at the registration table on the day of the meeting.

ANNUAL MEETING OF SHAREHOLDERS OF

TASTY BAKING COMPANY

May 11, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

| Please detach along perforated line and mail in the envelope provided. |
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 AND 3.
 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. Election of Directors	CLASS 2 NOMINEES: O Ronald J. Kozich ________ O James E. Ksansnak ________ O Charles P. Pizzi ________	2.	Approval of the Tasty Baking Company 2006 Long Term Incentive Plan.	FOR	AGAINST	ABSTAIN

	FOR ALL NOMINEES

	WITHHOLD AUTHORITY FOR ALL NOMINEES	3.	Ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 30, 2006.
	FOR ALL EXCEPT (See instructions below)
		In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.
INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

	Shareholders are entitled to cumulate voting in the election of Directors as described in the Section of the Proxy Statement entitled “Voting Securities — Cumulative Voting.” If you desire to cumulate your votes, please do so in the blanks following each name.

This proxy when properly executed will be voted in the manner directed herein by the shareholder. If no direction is made, this proxy will be voted “FOR” the election of all listed nominees to serve as Directors (subject to the discretion of the Proxies to cumulate the available votes in the manner considered most desirable to elect the maximum number of nominees), “FOR” proposals 2 and 3 and in accordance with the instructions of the Board of Directors on all other matters which may properly come before the meeting.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder       Date:       Signature of Shareholder       Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

TASTY BAKING COMPANY

This Proxy is Solicited on Behalf of the Board of Directors

Proxy for the Annual Meeting of Shareholders, May 11, 2006 at 11:00 A.M.

     The undersigned hereby constitutes and appoints Charles P. Pizzi and David S. Marberger, or any one of them (with full power to act alone), as Proxies of the undersigned with full power of substitution, to vote all of the common stock of Tasty Baking Company which the undersigned has the full power to vote at the Annual Meeting of Shareholders of Tasty Baking Company to be held at The Union League of Philadelphia, 140 South Broad Street, Philadelphia, Pennsylvania 19102, and at any adjournments thereof, in the transaction of any business which may come before said meeting, with all the powers the undersigned would possess if personally present and particularly to vote each matter set forth on the reverse side, all as in accordance with the Notice of Annual Meeting and Proxy Statement furnished with this Proxy.

(Continued on the reverse side)